UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 11/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Semi-Annual Report

NOVEMBER 30, 2009 | (UNAUDITED)

BlackRock California Municipal Bond Fund
OF BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock Intermediate Municipal Fund
OF BLACKROCK MUNICIPAL SERIES TRUST

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Dear Shareholder

Over the past 12 months, we witnessed a seismic shift in market sentiment. Fear and pessimism amid the worst economic and financial crises since The Great Depression gave way to increasing optimism as the year wore on. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final month of 2008 and early part of 2009. The collapse of confidence resulted in massive government policy intervention on a global scale. The tide turned dramatically in March 2009 on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, as steep declines and heightened risk aversion in the early part of the reporting period eventually gave way to an impressive rally that began in March. Despite some fits and starts along the way and a few modest corrections, the new bull market pushed all major US indexes well into positive territory by late 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower. More recently, concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009. Investor demand for munis remains strong, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, all major benchmark indexes are now in positive territory for both the 6- and 12-month periods ended November 30, 2009.

Total Returns as of November 30, 2009	6-month	12-month

US equities (S&P 500 Index)	20.50%	25.39%

Small cap US equities (Russell 2000 Index)	16.35	24.53

International equities (MSCI Europe, Australasia, Far East Index)	19.65	37.72

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	3.81	0.92

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	6.21	11.63

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.75	14.17

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	20.87	64.55

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has markedly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets** and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

**	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2009	BlackRock California Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Effective September 29,2009,the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index. We believe the S&P/Investortools Main Municipal Bond Index provides a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•

Fund returns for the six-month period lagged that of the S&P/Investortools Main Municipal Bond Index, the S&P/Investortools California Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools California Municipal Bond Index.

What factors influenced performance?

•

During the period, the Fund’s zero-coupon holdings underperformed and hindered results relative to the secondary benchmark. In addition, spreads on AMT (alternative minimum tax) bonds remained wide despite the general spread tightening that characterized the period. While this had a negative effect on performance, the impact was limited as AMT bonds account for only about 3% of the Fund’s total assets.

•

As the Fund continued its transition from an insured portfolio, the percentage of insured holdings was reduced. This reduction had a positive impact on Fund performance, as prices improved more on the lower-rated bonds that replaced the insured bonds in the portfolio. While the remaining insured bonds in the portfolio had a positive effect on absolute performance, their underperformance versus lower-rated bonds caused them to have a negative effect on relative performance.

•

The Fund’s relative performance benefited from a slightly longer duration stance versus the secondary benchmark, as rates generally fell during the period and prices correspondingly rose. This trend was counterintuitive given the deteriorating fundamentals of public finances and the media attention on California credits specifically. The Fund also took advantage of the steepness in the municipal yield curve to invest its cash equivalent reserves in longer-maturity bonds at attractive prices. This provided a further benefit to relative performance.

Describe recent portfolio activity.

•

As noted in the performance discussion, we continued to reduce the percentage of Fund assets that are committed to insured securities. We also drew down the Fund’s cash equivalent reserves, investing in longer-maturity bonds at attractive prices. Finally, we increased the average coupon structure of the portfolio in order to bolster the Fund’s distribution yield.

Describe Fund positioning at period end.

•

At period end, the Fund has a duration of 7 years, slightly ahead of the secondary benchmark’s 6.5-year duration. This longer duration position is consistent with the guidance from BlackRock’s municipal investment strategy group, which has been advocating a longer duration posture given positive seasonal factors, positive supply/demand technicals, and expectations for higher state and federal taxes, which would increase the tax-exempt benefit of municipal bonds.

•	The Fund is fully invested in order to maximize income accrual and dividend distribution to shareholders. At period end, 57% of the Fund’s total assets were invested in uninsured bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]	This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Main Municipal Bond Index (“Main Index”) is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.

[5]	The S&P/Investortools California Municipal Bond Index includes all California bonds in the Main Index.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[6]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.38%	4.34%	14.51%	N/A	3.76%	N/A	5.16%	N/A
Investor A	3.97	4.22	14.27	9.41%	3.50	2.60%	4.89	4.44%
Investor A1	4.13	4.30	14.43	9.86	3.68	2.83	5.06	4.63
Investor B	3.87	3.98	13.95	9.95	3.25	2.91	4.63	4.63
Investor C	3.40	3.83	13.41	12.41	2.75	2.75	4.12	4.12
Investor C1	3.80	4.04	13.86	12.86	3.16	3.16	4.53	4.53
Barclays Capital Municipal Bond Index	—	4.75	14.17	N/A	4.50	N/A	5.64	N/A
S&P/Investortools Main Municipal Bond Index	—	5.15	14.83	N/A	4.34	N/A	5.58	N/A
S&P/Investortools California Municipal Bond Index	—	4.68	13.37	N/A	4.02	N/A	5.41	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	5

Fund Summary as of November 30, 2009	BlackRock New Jersey Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Effective September 29,2009,the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index. We believe the S&P/Investortools Main Municipal Bond Index provides a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•

All Fund returns for the six-month period outpaced that of the S&P/Investor-tools Main Municipal Bond Index, the S&P/Investortools New Jersey Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools New Jersey Municipal Bond Index.

What factors influenced performance?

•

The past six months have witnessed a gradual recovery of the fixed income markets, marked by a return of liquidity and a compression of credit and yield spreads. Additionally, municipals experienced a “bull flattener” in which overall yields fell, with long yields falling the most (flattening the yield curve). In this environment, the Fund benefited by having a long duration and being heavily invested in longer-maturity issues within its investment parameters. The Fund’s exposure to the health and housing sectors also aided performance as overall risk premiums declined and these sectors outperformed the market averages.

•

Detracting from performance was the Fund’s holding of older-dated bonds with higher coupons and shorter calls. While these issues contributed with attractive yields, they showed less capital appreciation due to their more defensive, less retail-attractive structures. In addition, when compared to indices with no cash balances, positive Fund cash flows or even low cash balances between 1% and 2%, were detriments to overall performance in a falling rate environment.

Describe recent portfolio activity.

•

During the six months, we favored the longer end of the yield curve, and were active in the new-issue market in order to add exposure to longer-maturity bonds. We sought out opportunities to add discount-coupon bonds in retail-attractive credits and states, with the additional benefit of geographically diversifying the Fund. We also increased the Fund’s exposure to the housing and health sectors, and worked to maintain a minimal cash exposure.

Describe Fund positioning at period end.

•	The Fund ended the period with a long duration bias relative to the S&P/Investortools New Jersey Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]	This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Main Municipal Bond Index (“Main Index”) is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.

[5]	The S&P/Investortools New Jersey Municipal Bond Index includes all New Jersey bonds in the Main Index.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[6]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.94%	5.93%	15.41%	N/A	4.10%	N/A	5.06%	N/A
Service	3.85	5.87	15.27	N/A	3.88	N/A	4.83	N/A
Investor A	3.69	5.87	15.39	10.48%	3.88	2.98%	4.83	4.37%
Investor A1	3.84	5.95	15.43	10.82	4.04	3.19	4.99	4.57
Investor B	3.08	5.47	14.41	9.91	3.11	2.76	4.05	4.05
Investor B1	3.59	5.74	14.98	10.98	3.60	3.26	4.56	4.56
Investor C	3.09	5.47	14.42	13.42	3.09	3.09	4.03	4.03
Investor C1	3.49	5.69	14.87	13.87	3.52	3.52	4.46	4.46
Barclays Capital Municipal Bond Index	—	4.75	14.17	N/A	4.50	N/A	5.64	N/A
S&P/Investortools Main Municipal Bond Index	—	5.15	14.83	N/A	4.34	N/A	5.58	N/A
S&P/Investortools New Jersey Municipal Bond Index	—	5.08	14.40	N/A	4.76	N/A	5.68	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	7

Fund Summary as of November 30, 2009	BlackRock Pennsylvania Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index. We believe the S&P/Investortools Main Municipal Bond Index provides a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•

With the exception of Investor B and Investor C Shares, all Fund returns for the six-month period outpaced that of the S&P/Investortools Main Municipal Bond Index. Additionally, all Fund share classes outperformed the S&P/Investortools Pennsylvania Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools Pennsylvania Municipal Bond Index.

What factors influenced performance?

•

We actively managed the Fund’s duration and yield curve positioning throughout the period, which had a positive effect on performance. An above-market weight in interest rate sensitive bonds benefited the Fund as interest rates rallied 35 basis points (0.35%) lower over the six months. The Fund’s above-market weight in longer-maturity bonds (20+ years) also aided performance as the slope of the municipal yield curve between 10-year and 30-year maturity bonds was 12 basis points tighter by period end.

•

Detracting from performance was the Fund’s below-market weight in spread sectors, such as health and development districts, as credit spreads narrowed during the period and these segments outperformed.

•

Cash reserves exceeded 6% at period end. This was a minimal detractor overall as the negative impact of the cash balance in a rallying rate environment was offset by the Fund’s long duration positioning.

Describe recent portfolio activity.

•

During the six months, selling activity was centered on improving diversification and paring down out-of-favor credits. Due to maturing positions, available cash was deployed in line with the guidance from BlackRock’s municipal investment strategy group — which has been advocating a longer duration posture — by purchasing attractive high credit quality bonds that afford opportunities to improve the Fund’s distribution yield.

Describe Fund positioning at period end.

•	The Fund ended the period with a long duration bias relative to the S&P/Investortools Pennsylvania Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]	This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Main Municipal Bond Index (“Main Index”) is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.

[5]	The S&P/Investortools Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the Main Index.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[6]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.08%	5.59%	15.11%	N/A	3.66%	N/A	5.12%	N/A
Service	3.90	5.49	14.89	N/A	3.43	N/A	4.86	N/A
Investor A	3.73	5.49	14.88	10.00%	3.42	2.53%	4.86	4.41%
Investor A1	3.90	5.57	15.05	10.45	3.56	2.71	5.02	4.59
Investor B	3.11	5.08	14.02	9.52	2.69	2.35	4.10	4.10
Investor B1	3.64	5.36	14.60	10.60	3.16	2.82	4.60	4.60
Investor C	3.11	5.08	14.01	13.01	2.66	2.66	4.09	4.09
Investor C1	3.53	5.30	14.48	13.48	3.05	3.05	4.49	4.49
Barclays Capital Municipal Bond Index	—	4.75	14.17	N/A	4.50	N/A	5.64	N/A
S&P/Investortools Main Municipal Bond Index	—	5.15	14.83	N/A	4.34	N/A	5.58	N/A
S&P/Investortools Pennsylvania Municipal Bond Index	—	4.94	14.67	N/A	4.46	N/A	5.64	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	9

Fund Summary as of November 30, 2009	BlackRock Intermediate Municipal Fund

Portfolio Management Commentary

How did the Fund perform?

•

Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index. We believe the S&P/Investortools Main Municipal Bond Index provides a closer representation of the Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund.

•

With the exception of Investor C Shares, all Fund returns for the six-month period outpaced that of the S&P/Investortools Main Municipal Bond Index. Additionally, all Fund share classes outperformed the S&P/Investortools Intermediate Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools Intermediate Municipal Bond Index.

What factors influenced performance?

•

The past six months have witnessed a gradual recovery of the fixed income markets, marked by a return of liquidity and a compression of credit and yield spreads. Additionally, municipals experienced a “bull flattener” in which overall yields fell, with long yields falling the most, flattening the yield curve. In this environment, the Fund benefited by having a long duration and being heavily invested in longer-dated maturities within its investment parameters. The Fund’s exposure to the health and housing sectors also aided performance as overall risk premiums declined and these sectors outperformed the market averages.

•

Detracting from performance was the Fund’s holding of older-dated bonds with higher coupons and shorter calls. While these issues contributed with attractive yields, they showed less capital appreciation due to their more defensive, less retail-attractive structures. In addition, when compared to indices with no cash balances, positive Fund cash flows or even low cash balances between 1% and 2%, were detriments to overall performance in a falling rate environment.

Describe recent portfolio activity.

•

During the six months, we favored the longer end of the yield curve, and were active in the new-issue market in order to add exposure to longer-maturity bonds. We sought out opportunities to add discount-coupon bonds in retail-attractive credits and states, with the additional benefit of geographically diversifying the Fund. We also increased the Fund’s exposure to the housing and health sectors, and worked to maintain a minimal cash exposure.

Describe Fund positioning at period end.

•	The Fund ended the period with a long duration bias relative to the S&P/Investortools Intermediate Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of investment grade municipal bonds.

[3]	This unmanaged index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Main Municipal Bond Index (“Main Index”) is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index as Fund management believes it more accurately reflects the Fund’s investment strategies.

[5]	The S&P/Investortools Intermediate Municipal Bond Index includes all bonds in the Main Index with a remaining maturity between 3 and 15 years.

Performance Summary for the Period Ended November 30, 2009

			Average Annual Total Returns[6]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.54%	5.47%	13.80%	N/A	3.68%	N/A	4.81%	N/A
Investor A	3.17	5.46	13.66	8.83%	3.45	2.56%	4.56	4.11%
Investor A1	3.41	5.42	13.70	12.56	3.60	3.39	4.71	4.60
Investor B	3.22	5.30	13.44	12.44	3.36	3.36	4.48	4.48
Investor C	2.56	4.96	12.69	11.69	2.68	2.68	3.78	3.78
Barclays Capital Municipal Bond Index	—	4.75	14.17	N/A	4.50	N/A	5.64	N/A
S&P/Investortools Main Municipal Bond Index	—	5.15	14.83	N/A	4.34	N/A	5.58	N/A
S&P/Investortools Intermediate Municipal Bond Index	—	4.57	12.14	N/A	4.84	N/A	5.65	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on pages 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A Shares inception date of October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (for all Funds except the Intermediate Municipal Fund) incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee). BlackRock Intermediate Municipal Fund incurs a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

•	Investor B Shares are subject to the following maximum contingent deferred sales charges:

Maximum Contingent Deferred Sales Charges

BlackRock California Municipal Bond Fund	4%, declining to 0% after 6 years
BlackRock New Jersey Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Pennsylvania Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Intermediate Municipal Fund	1%, declining to 0% after 3 years

In addition, Investor B Shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee

BlackRock California Municipal Bond Fund	0.25%	0.25%
BlackRock New Jersey Municipal Bond Fund	0.75%	0.25%
BlackRock Pennsylvania Municipal Bond Fund	0.75%	0.25%
BlackRock Intermediate Municipal Fund	0.10%	0.20%

For BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund, the shares automatically convert to Investor A1 Shares after approximately 10 years. For BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, the shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic sales conversions.) Prior to the Investor B Shares inception date of October 2, 2006 for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B Share fees.

•

Investor B1 Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available in all Funds except BlackRock Intermediate Municipal Fund) are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1, Investor B, Investor B1 and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor agreed to waive a portion of their fee. Without such waiver, the Funds’ performance would have been lower.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on June 1, 2009 and held through November 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
BlackRock California Municipal Bond Fund (Including Interest Expense and Fees)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$1,043.40	$3.89	$1,000	$1,021.29	$3.85	0.76%
Investor A	$1,000	$1,042.20	$5.07	$1,000	$1,020.14	$5.01	0.99
Investor A1	$1,000	$1,043.00	$4.30	$1,000	$1,020.89	$4.26	0.84
Investor B	$1,000	$1,039.80	$6.49	$1,000	$1,018.73	$6.43	1.27
Investor C	$1,000	$1,038.30	$8.89	$1,000	$1,016.38	$8.80	1.74
Investor C1	$1,000	$1,040.40	$6.85	$1,000	$1,018.38	$6.78	1.34

BlackRock California Municipal Bond Fund (Excluding Interest Expense and Fees)[3]

Institutional	$1,000	$1,043.40	$3.79	$1,000	$1,021.39	$3.75	0.74%
Investor A	$1,000	$1,042.20	$4.97	$1,000	$1,020.24	$4.91	0.97
Investor A1	$1,000	$1,043.00	$4.15	$1,000	$1,021.04	$4.10	0.81
Investor B	$1,000	$1,039.80	$6.34	$1,000	$1,018.88	$6.28	1.24
Investor C	$1,000	$1,038.30	$8.74	$1,000	$1,016.53	$8.64	1.71
Investor C1	$1,000	$1,040.40	$6.75	$1,000	$1,018.48	$6.68	1.32

BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)

Institutional	$1,000	$1,059.30	$3.98	$1,000	$1,021.24	$3.90	0.77%
Service	$1,000	$1,058.70	$4.49	$1,000	$1,020.74	$4.41	0.87
Investor A	$1,000	$1,058.70	$4.49	$1,000	$1,020.74	$4.41	0.87
Investor A1	$1,000	$1,059.50	$3.72	$1,000	$1,021.49	$3.65	0.72
Investor B	$1,000	$1,054.70	$8.40	$1,000	$1,016.93	$8.24	1.63
Investor B1	$1,000	$1,057.40	$5.83	$1,000	$1,019.43	$5.72	1.13
Investor C	$1,000	$1,054.70	$8.45	$1,000	$1,016.88	$8.29	1.64
Investor C1	$1,000	$1,056.90	$6.34	$1,000	$1,018.93	$6.23	1.23

BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)[3]

Institutional	$1,000	$1,059.30	$3.98	$1,000	$1,021.24	$3.90	0.77%
Service	$1,000	$1,058.70	$4.49	$1,000	$1,020.74	$4.41	0.87
Investor A	$1,000	$1,058.70	$4.49	$1,000	$1,020.74	$4.41	0.87
Investor A1	$1,000	$1,059.50	$3.72	$1,000	$1,021.49	$3.65	0.72
Investor B	$1,000	$1,054.70	$8.40	$1,000	$1,016.93	$8.24	1.63
Investor B1	$1,000	$1,057.40	$5.78	$1,000	$1,019.48	$5.67	1.12
Investor C	$1,000	$1,054.70	$8.40	$1,000	$1,016.93	$8.24	1.63
Investor C1	$1,000	$1,056.90	$6.34	$1,000	$1,018.93	$6.23	1.23

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

[3]	Expenses are net of waiver, excluding interest expense and fees.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	13

Disclosure of Expenses (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$1,055.90	$3.71	$1,000	$1,021.49	$3.65	0.72%
Service	$1,000	$1,054.90	$4.64	$1,000	$1,020.59	$4.56	0.90
Investor A	$1,000	$1,054.90	$4.64	$1,000	$1,020.59	$4.56	0.90
Investor A1	$1,000	$1,055.70	$3.86	$1,000	$1,021.34	$3.80	0.75
Investor B	$1,000	$1,050.80	$8.69	$1,000	$1,016.63	$8.54	1.69
Investor B1	$1,000	$1,053.60	$5.97	$1,000	$1,019.28	$5.87	1.16
Investor C	$1,000	$1,050.80	$8.69	$1,000	$1,016.63	$8.54	1.69
Investor C1	$1,000	$1,053.00	$6.54	$1,000	$1,018.73	$6.43	1.27

BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)[3]

Institutional	$1,000	$1,055.90	$3.61	$1,000	$1,021.59	$3.55	0.70%
Service	$1,000	$1,054.90	$4.53	$1,000	$1,020.69	$4.46	0.88
Investor A	$1,000	$1,054.90	$4.53	$1,000	$1,020.69	$4.46	0.88
Investor A1	$1,000	$1,055.70	$3.76	$1,000	$1,021.44	$3.70	0.73
Investor B	$1,000	$1,050.80	$8.53	$1,000	$1,016.78	$8.39	1.66
Investor B1	$1,000	$1,053.60	$5.87	$1,000	$1,019.38	$5.77	1.14
Investor C	$1,000	$1,050.80	$8.59	$1,000	$1,016.73	$8.44	1.67
Investor C1	$1,000	$1,053.00	$6.43	$1,000	$1,018.83	$6.33	1.25

BlackRock Intermediate Municipal Fund (Including Interest Expense and Fees)

Institutional	$1,000	$1,054.70	$3.76	$1,000	$1,021.44	$3.70	0.73%
Investor A	$1,000	$1,054.60	$4.94	$1,000	$1,020.29	$4.86	0.96
Investor A1	$1,000	$1,054.20	$4.27	$1,000	$1,020.94	$4.20	0.83
Investor B	$1,000	$1,053.00	$5.46	$1,000	$1,019.79	$5.37	1.06
Investor C	$1,000	$1,049.60	$8.84	$1,000	$1,016.48	$8.69	1.72

BlackRock Intermediate Municipal Fund (Excluding Interest Expense and Fees)[3]

Institutional	$1,000	$1,054.70	$3.76	$1,000	$1,021.44	$3.70	0.73%
Investor A	$1,000	$1,054.60	$4.94	$1,000	$1,020.29	$4.86	0.96
Investor A1	$1,000	$1,054.20	$4.27	$1,000	$1,020.94	$4.20	0.83
Investor B	$1,000	$1,053.00	$5.46	$1,000	$1,019.79	$5.37	1.06
Investor C	$1,000	$1,049.60	$8.84	$1,000	$1,016.48	$8.69	1.72

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

[3]	Expenses are net of waiver, excluding interest expense and fees.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAVs per share.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used. A Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	15

Portfolio Information as of November 30, 2009

BlackRock California Municipal Bond Fund

Percent of
Sector Allocation	Long-Term Investments

County/City/Special District/School District	39%
Utilities	26
State	12
Health	10
Transportation	9
Education	3
Corporate	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	34%
AA/Aa	31
A/A	31
BBB/Baa	3
Not Rated[2]	1

BlackRock New Jersey Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

State	25%
Transportation	21
Health	14
Housing	12
Education	12
County/City/Special District/School District	6
Utilities	4
Corporate	4
Tobacco	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	26%
AA/Aa	26
A/A	23
BBB/Baa	14
BB/Ba	3
B/B	2
Not Rated[3]	6

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	23%
Health	17
State	16
Transportation	14
Education	11
Housing	10
Corporate	5
Utilities	4

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	20%
AA/Aa	50
A/A	16
BBB/Baa	11
BB/Ba	1
Not Rated[4]	2

BlackRock Intermediate Municipal Fund

Sector Allocation	Percent of Long-Term Investments

Transportation	22%
County/City/Special District/School District	22
State	15
Health	14
Corporate	10
Utilities	5
Education	5
Tobacco	3
Housing	3
Other[6]	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	33%
AA/Aa	22
A/A	20
BBB/Baa	15
Not Rated[5]	10

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]

The investment advisor has deemed certain of these securities as investment grade quality. As of November 30, 2009, the market value of these securities was $3,764,550 representing 1% of the Fund’s long-term investments.

[3]

The investment advisor has deemed certain of these securities as investment grade quality. As of November 30, 2009, the market value of these securities was $14,387,075 representing 5% of the Fund’s long-term investments.

[4]

The investment advisor has deemed certain of these securities as investment grade quality. As of November 30, 2009, the market value of these securities was $6,095,518 representing 1% of the Fund’s long-term investments.

[5]

The investment advisor has deemed certain of these securities as investment grade quality. As of November 30, 2009, the market value of these securities was $10,331,864 representing 5% of the Fund’s long-term investments.

[6]	Other includes investments in mutual funds.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments November 30, 2009 (Unaudited)	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 92.0%

Corporate — 0.4%
California Pollution Control Financing Authority, Refunding RB, Southern California Edison Co., Series B (MBIA), 5.45%, 9/01/29	$1,500	$1,502,595

County/City/Special District/School District — 34.8%
Alameda Public Financing Authority, Special Tax Bonds, Special Tax, Community Facility District 1, Series A, 7.00%, 8/01/19	3,750	3,764,550
Carson Redevelopment Agency, Tax Allocation Bonds, Project Area 1, Series A, 7.00%, 10/01/36	4,405	4,704,584
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.50%, 8/01/29	1,000	1,080,080
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,083,520
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	6,556,062
County of Ventura California, COP, Public Financing Authority, 5.75%, 8/15/29	1,000	1,053,110
El Monte City School District California, GO, Election of 2004, Series B (FSA), 5.00%, 8/01/32	4,435	4,451,498
Eureka Union School District California, GO, CAB, Election of 2002 (MBIA) (a):
5.18%, 8/01/29	2,545	694,989
5.26%, 8/01/32	2,760	588,211
5.27%, 8/01/35	2,990	508,121
Lancaster Redevelopment Agency California, Tax Allocation Bonds, Combined Redevelopment Project Areas, 6.88%, 8/01/39	3,420	3,607,006
Los Angeles Community College District California, GO, 2008 Election, Series A, 6.00%, 8/01/33	3,850	4,253,942
Los Angeles Unified School District California, GO:
Election of 2004, Series H (FSA), 5.00%, 7/01/32	5,640	5,624,603
Series I, 5.00%, 1/01/34	5,000	4,896,950
Los Gatos Union School District California, GO, Election of 2001, Series C (MBIA), 5.00%, 8/01/30	4,275	4,327,283
Marysville Joint Unified School District California, GO, Election of 2008 (AGC), 5.25%, 8/01/29	1,690	1,762,788
Montebello Unified School District California, GO, CAB, Election of 1998 (MBIA), 5.07%, 8/01/28 (a)	2,355	741,048
Murrieta Valley Unified School District Public Financing Authority, Special Tax Bonds, Refunding, Series A (AGC), 5.13%, 9/01/26	5,500	5,769,720

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
Norco Redevelopment Agency California, Tax Allocation Bonds, Norco Redevelopment Project Area No. 1:
6.80%, 3/01/29	$3,180	$3,424,733
7.00%, 3/01/34	5,000	5,426,050
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,080,060
Peralta Community College District California, GO, Election of 2000, Series C (MBIA), 5.00%, 8/01/29	5,485	5,573,583
Pittsburg Unified School District, GO, Election of 2006, Series B (FSA), 5.63%, 8/01/39	5,000	5,224,450
Rancho Santiago Community College District California, GO (FSA), 5.13%, 9/01/29	5,000	5,785,200
Sacramento Unified School District California, GO, Election of 2002 (MBIA), 5.00%, 7/01/30	7,000	7,019,950
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	3,300	3,358,311
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay North Redevelopment, Series C:
6.38%, 8/01/32	1,025	1,058,856
6.50%, 8/01/39	2,000	2,079,780
San Jose Evergreen Community College District California, GO, Election of 2004, Series B (FSA), 5.50%, 9/01/31 (a)	5,000	1,330,400
Santa Cruz County Redevelopment Agency California, Tax Allocation Bonds, Live Oak/Soquel Community Improvement, Series A, 7.00%, 9/01/36	1,200	1,271,124
Sonoma County Junior College District, GO, Refunding, Election of 2002, Series B (FSA), 5.00%, 8/01/28	6,700	6,950,446
Tamalpais Union High School District California, GO:
Election of 2006 (MBIA), 5.00%, 8/01/29	4,600	4,701,706
(FSA), 5.00%, 8/01/27	2,900	2,968,382
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	3,900	4,363,866

		121,084,962

Education — 2.8%
California Educational Facilities Authority, RB, Pitzer College, 6.00%, 4/01/40	2,500	2,547,775
California State University, RB, Systemwide, Series A (FSA), 5.00%, 11/01/39	5,000	4,832,700
University of California, RB, Series O, 5.75%, 5/15/34	2,200	2,431,308

		9,811,783

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
RB	Revenue Bonds
S/F	Single-Family

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	17

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

Health — 10.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 6.25%, 8/15/35	$2,080	$2,105,230
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,000	5,187,800
Catholic Healthcare West, Series E, 5.63%, 7/01/25	3,000	3,108,900
Providence Health & Services, Series C, 6.50%, 10/01/33	3,670	4,095,096
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	2,475	2,567,689
California Statewide Communities Development Authority, Refunding RB, Senior Living, Southern California:
6.25%, 11/15/19	500	525,315
6.63%, 11/15/24	650	678,125
7.00%, 11/15/29	500	528,990
7.25%, 11/15/41	1,750	1,837,202
City of Corona California, COP, Refunding, Corona Community (b):
8.00%, 3/01/10	2,065	2,105,123
8.00%, 3/01/11	2,230	2,441,337
8.00%, 3/01/12	2,410	2,803,673
8.00%, 3/01/13	2,605	3,190,031
8.00%, 3/01/14	2,810	3,595,535

		34,770,046

State — 11.8%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	10,866,200
California State Public Works Board, RB, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,425	2,481,527
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34 (c)	1,475	1,480,811
California State University, Refunding RB, Systemwide, Series A (FSA), 5.00%, 11/01/32	10,000	10,160,700
State of California, GO, Various Purpose:
6.50%, 4/01/33	9,700	10,407,324
6.00%, 11/01/39	5,185	5,259,353

		40,655,915

Transportation — 7.6%
County of Orange California, RB, Series B, 5.75%, 7/01/34	2,500	2,686,400
County of Sacramento California, RB, Senior Series B, 5.75%, 7/01/39	1,350	1,404,149
County of Sacramento California, RB, Subordinated and PFC/Grant, Series C (AGC), 5.75%, 7/01/39	3,000	3,120,330
Los Angeles Harbor Department, Refunding RB (MBIA), 7.60%, 10/01/18 (d)	3,500	4,295,025
Port of Oakland, Refunding RB, Series L, AMT (MBIA), 5.38%, 11/01/27	9,000	8,822,160
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	4,825	5,024,369
San Francisco City & County Airports Commission, RB, Special Facility Lease, SFO Fuel, Series A, AMT (FSA), 6.10%, 1/01/20	1,250	1,251,437

		26,603,870

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities — 24.6%
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	$1,500	$1,581,495
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/28	2,500	2,641,775
City of Bakersfield California, RB, Series A (FSA), 5.00%, 9/15/32	7,500	7,479,225
City of Glendale California, RB (FSA), 5.00%, 2/01/32	6,825	6,934,336
City of Los Angeles California, Refunding RB, Series A:
5.38%, 6/01/39	5,000	5,228,950
(MBIA), 5.00%, 6/01/32	4,000	4,065,360
Eastern Municipal Water District California, COP, Series A (MBIA), 5.00%, 7/01/32	7,880	7,914,751
Los Angeles Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/39	3,490	3,540,779
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 1/01/34	4,000	4,132,600
5.00%, 1/01/39	1,050	1,077,720
Sacramento Regional County Sanitation District, RB, Sacramento Regional County Sanitation (MBIA), 5.00%, 12/01/36	5,000	5,024,800
San Diego County Water Authority, COP, Refunding, Series 2008-A (FSA), 5.00%, 5/01/33	4,750	4,685,305
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	4,000	4,080,600
Senior Series A, 5.25%, 5/15/39	5,000	5,054,100
Series B, 5.75%, 8/01/35	5,000	5,387,700
San Juan Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,192,879
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	7,395	8,002,795
Western Municipal Water District Facilities Authority, RB, Series B, 5.00%, 10/01/39	2,750	2,749,808

		85,774,978

Total Municipal Bonds in California		320,204,149

Puerto Rico — 2.8%

County/City/Special District/School District — 1.5%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 6.50%, 8/01/44	5,000	5,274,700

State — 1.3%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series B, 6.50%, 7/01/37	4,230	4,416,670

Total Municipal Bonds in Puerto Rico		9,691,370

Total Municipal Bonds — 94.8%		329,895,519

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments (concluded)	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

California — 8.5%

County/City/Special District/School District — 4.2%
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	$10,000	$10,400,300
Vista Unified School District California, GO, Series A (FSA), 5.25%, 8/01/25	4,199	4,375,385

		14,775,685

Transportation — 2.2%
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (MBIA), 5.00%, 7/01/30	5,270	5,385,624
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,000	2,109,656

		7,495,280

Utilities — 2.1%
San Diego County Water Authority, COP, Series A (FSA), 5.00%, 5/01/30	7,350	7,415,636

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.5%		29,686,601

Total Long-Term Investments (Cost — $349,032,282) — 103.3%		359,582,120

Short-Term Securities	Shares

CMA California Municipal Money Fund, 0.04% (f)(g)	3,030,627	3,030,627

Total Short-Term Securities (Cost — $3,030,627) — 0.9%		3,030,627

Total Investments (Cost — $352,062,909*) — 104.2%		362,612,747
Other Assets Less Liabilities — 0.6%		1,921,253
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.8)%		(16,347,430)

Net Assets — 100.0%		$348,186,570

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$335,708,441

Gross unrealized appreciation	$13,538,941
Gross unrealized depreciation	(2,968,514)

Net unrealized appreciation	$10,570,427

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Wells Fargo	$1,480,811	$5,812

(d)	Security is collateralized by Municipal or US Treasury Obligations.

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost	Realized Gain	Income

CMA California Municipal Money Fund	$3,001,140	[1]	—	—	$1,043
BlackRock California Insured Municipal 2008 Term Trust, Inc.	—		—	—	$926

[1]	Represents net purchase cost.

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks and default rates) or other market-corroborated inputs

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$3,030,627
Level 2 — Long-Term Investments[1]	359,582,120
Level 3	—

Total	$362,612,747

[1]	See above Schedule of Investments for values in the state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	19

Schedule of Investments November 30, 2009 (Unaudited)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 86.4%

Corporate — 3.0%
New Jersey EDA, RB, American Airlines Inc. Project, AMT, 7.10%, 11/01/31	$1,075	$670,015
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	3,000	2,666,400
New Jersey EDA, RB, Disposal, Waste Management of New Jersey, Series A, AMT, 5.30%, 6/01/15	2,000	2,083,580
New Jersey EDA, RB, Public Service Electric & Gas Co., Series A, AMT (MBIA), 6.40%, 5/01/32	100	100,068
New Jersey EDA, Refunding RB, Burlington Coat Factory, 6.13%, 9/01/10	40	40,066
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	1,250	1,227,975
New Jersey EDA, Refunding RB, New Jersey American Water Co., Series A, AMT, 5.70%, 10/01/39	1,445	1,405,118

		8,193,222

County/City/Special District/School District — 4.6%
Borough of Cape May Point, New Jersey, GO, 5.70%, 3/15/13	600	628,314
Borough of Hopatcong, New Jersey, GO, Sewer (AMBAC), 5.75%, 8/01/13 (a)	1,300	1,516,788
Camden County Pollution Control Financing Authority, Refunding RB, AMT:
Series A, 7.50%, 12/01/10	275	275,030
Series B, 7.50%, 12/01/09	25	25,000
City of Perth Amboy, New Jersey, GO, CAB (FSA) (b):
5.56%, 7/01/35	1,250	1,103,938
5.11%, 7/01/36	300	264,396
County of Middlesex, New Jersey, COP, Refunding (MBIA), 5.00%, 8/01/22	200	201,004
Essex County Improvement Authority, Refunding RB, Project Consolidation (MBIA), 5.50%, 10/01/29	1,500	1,691,115
Knowlton Township Board of Education, GO, 6.60%, 8/15/11	169	185,979
Middlesex County Improvement Authority, RB:
Golf Course Projects, 5.25%, 6/01/26	1,705	1,823,907
Heldrich Center Hotel, Senior Series A, 5.00%, 1/01/15	945	550,406
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (MBIA), 4.38%, 1/01/37	1,775	1,633,018
Salem County Improvement Authority, RB, Finlaw Street Office Building (FSA), 5.38%, 8/15/28	605	656,334
South Jersey Port Corp., Refunding RB, AMT, 5.20%, 1/01/23	1,500	1,485,900
Union County Improvement Authority, LRB, Madison Redevelopment Project (FSA), 5.00%, 3/01/25	500	527,340

		12,568,469

Education — 12.2%
New Jersey EDA, RB, Duke Farms Foundation Project, Series B, 5.00%, 7/01/48	1,500	1,543,800
New Jersey EDA, Refunding RB, Seeing Eye Inc. Project (AMBAC), 5.00%, 12/01/24	6,500	6,319,560

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Education (concluded)
New Jersey Educational Facilities Authority, RB:
Fairleigh Dickinson University, Series D (ACA), 5.25%, 7/01/32	$1,500	$1,368,660
Georgian Court College Project, Series C, 6.50%, 7/01/13 (a)	750	891,142
Kean University, Series D (FGIC), 5.25%, 7/01/13 (a)	250	286,475
Montclair State University, Series F (FGIC), 5.00%, 7/01/11 (a)	500	535,005
New Jersey Institute of Technology, Series G (MBIA), 5.25%, 7/01/19	1,000	1,048,470
Rider University, Series C (Radian), 5.00%, 7/01/37	2,400	2,161,536
Rowan University, Series C (MBIA), 5.00%, 7/01/14 (a)	650	752,018
Rowan University, Series C (MBIA), 5.13%, 7/01/14 (a)	715	831,173
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (FSA), 5.00%, 7/01/35	1,750	1,789,148
Georgian Court University, Series D, 5.00%, 7/01/33	500	462,810
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	295	261,574
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,340,975
Rowan University, Series B (FSA), 3.00%, 7/01/28	285	231,537
Rowan University, Series B (MBIA), 4.25%, 7/01/34	1,950	1,737,704
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,400	1,367,030
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	2,500	2,805,200
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,255,744
New Jersey State Higher Education Assistance Authority, RB, Series A, AMT (AMBAC), 5.30%, 6/01/17	15	15,090
University of Medicine & Dentistry of New Jersey, COP:
(AMBAC), 5.00%, 4/15/22	250	250,955
(MBIA), 5.00%, 6/15/29	1,000	963,740
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC):
5.13%, 12/01/22	250	250,930
5.50%, 12/01/27	2,030	2,040,008
5.00%, 12/01/31	1,000	927,020

		33,437,304

Health — 13.8%
Burlington County Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,541,068
City of Newark, New Jersey, Refunding RB, New Community Urban Renewal, Series A (GNMA), 5.20%, 6/01/30	915	921,927
New Jersey EDA, RB, CAB, St. Barnabas Health, Series A (MBIA), 5.62%, 7/01/23 (c)	4,000	1,471,040
New Jersey EDA, RB, First Mortgage, Series A:
Lions Gate Project, 5.88%, 1/01/37	1,000	780,040
Presbyterian Homes, 6.38%, 11/01/31	1,330	1,138,985
New Jersey EDA, RB, Masonic Charity Foundation of New Jersey:
5.25%, 6/01/24	875	894,696
5.25%, 6/01/32	500	491,575
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,454,715

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Health (concluded)
New Jersey EDA, Refunding RB, Seabrook Village Inc. Facility:
5.25%, 11/15/26	$2,000	$1,647,000
5.25%, 11/15/36	600	453,042
New Jersey Health Care Facilities Financing Authority, RB:
Avalon at Hillsborough, Series A, AMT, 6.63%, 7/01/35	500	417,585
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	460	430,178
Hunterdon Medical Center, Series A, 5.25%, 7/01/25	750	754,110
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,100	1,018,105
Kennedy Health System, 5.50%, 7/01/21	2,000	2,024,700
Meridian Health, Series I (AGC), 5.00%, 7/01/38	1,925	1,879,127
Pascack Valley Hospital Association, 6.00%, 7/01/13 (d)(e)	830	83
RWJ Health Care Corp., Series B (Radian), 5.00%, 7/01/25	250	222,345
South Jersey Hospital, 6.00%, 7/01/12 (a)	1,500	1,693,875
Virtua Health (AGC), 5.50%, 7/01/38	3,620	3,711,984
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Atlantic City Medical Center, 6.25%, 7/01/12 (a)	405	456,257
Atlantic City Medical System, 6.25%, 7/01/17	505	531,745
Bayshore Community Hospital (Radian), 5.13%, 7/01/32	1,500	1,175,970
CAB, St. Barnabas Health, Series B, 5.90%, 7/01/30 (c)	4,500	853,695
CAB, St. Barnabas Health, Series B, 5.69%, 7/01/36 (c)	7,360	815,193
CAB, St. Barnabas Health, Series B, 5.76%, 7/01/37 (c)	7,000	713,720
Capital Health System Obligation Group, Series A, 5.75%, 7/01/13 (a)	600	685,758
General Hospital Center at Passaic (FSA), 6.75%, 7/01/19 (f)	125	156,932
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,644,748
South Jersey Hospital, 5.00%, 7/01/46	3,150	2,892,645
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	3,940	3,110,118

		37,982,961

Housing — 8.2%
Middlesex County Improvement Authority, RB, New Brunswick Apartments Rental Housing, AMT (FNMA), 5.15%, 2/01/24	2,965	2,990,143
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (FSA), 4.70%, 11/01/25	2,100	2,109,891
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	2,090	2,266,480

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Housing (concluded)
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing:
Series U, AMT, 4.90%, 10/01/27	$2,500	$2,444,575
Series U, AMT, 4.95%, 10/01/32	640	616,230
Series X, AMT, 4.85%, 4/01/16	2,000	2,089,200
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, Series B (FSA):
6.15%, 11/01/20	195	195,796
6.25%, 11/01/26	940	943,036
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT:
4.65%, 10/01/32	4,400	4,022,392
4.70%, 10/01/37	2,900	2,617,279
Newark Housing Authority, RB, South Ward Police Facility (AGC):
5.75%, 12/01/30	625	665,088
6.75%, 12/01/38	1,425	1,590,870

		22,550,980

State — 20.5%
Garden State Preservation Trust, RB, CAB, Series B (FSA) (c):
5.17%, 11/01/24	10,000	5,038,300
5.24%, 11/01/27	4,135	1,759,980
Garden State Preservation Trust, RB, Election of 2005, Series A (FSA):
5.80%, 11/01/22	1,640	1,904,860
5.75%, 11/01/28	2,080	2,646,529
New Jersey EDA, RB, CAB, Motor Vehicle Surcharge, Series R (MBIA), 4.95%, 7/01/21 (c)	1,675	1,005,904
New Jersey EDA, RB, Cigarette Tax:
5.63%, 6/15/19	520	520,244
5.75%, 6/15/29	3,790	3,635,444
(Radian), 5.50%, 6/15/31	125	113,842
New Jersey EDA, RB, Motor Vehicle Commission, Series A (MBIA), 3.52%, 7/01/12 (c)	4,000	3,836,520
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (MBIA):
5.00%, 7/01/27	2,000	2,036,800
5.00%, 7/01/29	1,100	1,112,518
New Jersey EDA, RB, Newark Downtown District Management Corp., 5.13%, 6/15/37	350	284,095
New Jersey EDA, RB, School Facilities Construction:
Series L (FSA), 5.00%, 3/01/30	1,700	1,755,301
Series O, 5.25%, 3/01/23	1,590	1,690,965
Series Z (AGC), 5.50%, 12/15/34	1,500	1,606,365
Series Z (AGC), 6.00%, 12/15/34	1,000	1,111,570
New Jersey EDA, RB, School Facilities, Series U (AMBAC), 5.00%, 9/01/37	500	504,760
New Jersey EDA, Refunding RB, CAB, Economic Fund, Series A (MBIA), 5.25%, 3/15/21 (c)	2,000	1,250,560
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,104,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	21

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)

State (concluded)
New Jersey Educational Facilities Authority, RB, Public Library Project Grant Issue, Series A (AMBAC), 5.50%, 9/01/19	$1,120	$1,215,345
New Jersey Sports & Exposition Authority, RB, Series A (MBIA), 5.50%, 3/01/10 (a)	3,070	3,100,976
New Jersey Sports & Exposition Authority, Refunding RB (MBIA), 5.50%, 3/01/21	805	906,261
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (c)	1,380	267,541
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D, 5.00%, 6/15/20	1,230	1,305,953
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (MBIA):
6.50%, 6/15/10	1,560	1,609,452
6.00%, 12/15/11 (a)	2,500	2,772,725
5.50%, 12/15/21	1,800	2,051,190
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,024,870
5.25%, 6/15/30	1,110	1,130,823
State of New Jersey, GO, Refunding:
Series H, 5.25%, 7/01/14	3,000	3,473,670
Series N (MBIA), 5.50%, 7/15/17	3,000	3,563,460

		56,341,073

Tobacco — 1.5%
Tobacco Settlement Financing Corp., New Jersey, RB, 7.00%, 6/01/13 (a)	1,445	1,729,607
Tobacco Settlement Financing Corp., New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	3,500	2,284,275

		4,013,882

Transportation — 20.1%
Delaware River Joint Toll Bridge Commission, Refunding RB, 5.00%, 7/01/24	2,450	2,524,406
Delaware River Port Authority Pennsylvania & New Jersey, RB (FSA), 5.75%, 1/01/26	15,000	15,017,550
Delaware River Port Authority, Refunding RB, Port District Project, Series A (FSA), 5.20%, 1/01/27	350	357,707
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 6.13%, 1/01/35 (c)	1,510	1,169,888
Series C (FSA), 5.00%, 1/01/30	2,500	2,590,650
Series I, 5.00%, 1/01/35 (g)	2,500	2,501,850
New Jersey State Turnpike Authority, Refunding RB:
Series A (MBIA), 5.00%, 1/01/27	1,000	1,033,070
Series C, 6.50%, 1/01/16	80	95,418
Series C, 6.50%, 1/01/16 (f)	420	494,922
Series C-2005 (MBIA), 6.50%, 1/01/16 (f)	190	238,636
Series C (MBIA), 6.50%, 1/01/16	545	650,038
Series C (MBIA), 6.50%, 1/01/16 (f)	2,765	3,245,032

Municipal Bonds	Par (000)	Value

New Jersey (concluded)

Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series A, 6.62%, 12/15/38 (c)	$10,000	$1,688,300
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
5.75%, 6/15/20	2,820	3,295,283
6.23%, 12/15/32 (c)	10,000	2,538,200
Port Authority of New York & New Jersey, RB, Consolidated:
85th Series, 5.20%, 9/01/18	1,000	1,166,530
93rd Series, 6.13%, 6/01/94	1,000	1,157,790
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal, Series 6, AMT (MBIA):
6.25%, 12/01/09	7,000	7,000,560
6.25%, 12/01/11	1,750	1,827,455
5.75%, 12/01/22	2,000	2,037,840
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 155th Series, AMT, 4.75%, 4/15/37	5,000	4,693,950

		55,325,075

Utilities — 2.5%
Cumberland County Improvement Authority, RB, Series A, 5.00%, 1/01/30	900	878,787
New Jersey EDA, RB, New Jersey American Water Co. Inc. Project, Series A, AMT (FGIC), 6.88%, 11/01/34	100	100,074
New Jersey EDA, RB, Series A, American Water, AMT (AMBAC), 5.25%, 11/01/32	1,250	1,166,375
North Hudson Sewerage Authority, Refunding RB, Series A (MBIA), 5.41%, 8/01/21 (c)	5,000	2,811,450
Union County Utilities Authority, Refunding RB, Senior Lease, Ogden Martin, Series A, AMT (AMBAC), 5.50%, 6/01/10	2,000	2,023,480

		6,980,166

Total Municipal Bonds in New Jersey		237,393,132

Guam — 1.3%

County/City/Special District/School District — 0.3%
Territory of Guam, RB, Section 30, Series A, 5.75%, 12/01/34	915	931,012

State — 0.7%
Commonwealth of the Northern Mariana Islands, Guam, GO, Series A:
6.75%, 10/01/13 (a)	600	710,160
6.75%, 10/01/33	150	136,328
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	994,395

		1,840,883

Utilities — 0.3%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	1,000	947,480

Total Municipal Bonds in Guam		3,719,375

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Multi-State — 3.4%

Housing — 3.4%
Charter Mac Equity Issuer Trust, 7.60%, 11/30/50 (h)(i)	$4,000	$4,147,640
MuniMae Tax-Exempt Bond Subsidiary LLC (h)(i):
7.50%, 6/30/49	3,948	3,661,363
7.75%, 6/30/50	2,000	1,399,700

Total Municipal Bonds in Multi-State		9,208,703

Puerto Rico — 6.5%

Corporate — 0.3%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, RB, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25	1,345	874,304

County/City/Special District/School District — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (MBIA), 5.78%, 8/01/41 (c)	7,750	1,179,783

Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,600	1,620,144

State — 3.3%
Commonwealth of Puerto Rico, GO, Public Improvement (FSA):
5.50%, 7/01/19	5,000	5,548,000
Series A, 5.25%, 7/01/16 (a)	310	370,819
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (FSA), 5.25%, 7/01/30	725	745,228
Puerto Rico Municipal Finance Agency, GO, Series A (FSA), 5.00%, 8/01/21	1,250	1,294,175
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 5.75%, 8/01/37	1,000	1,011,740

		8,969,962

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

Transportation — 0.8%
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series D, 5.38%, 7/01/12 (a)	$1,000	$1,111,950
Series N (AGC), 5.25%, 7/01/34	1,000	1,032,230
		2,144,180

Utilities — 1.1%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	1,000	1,004,590
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	2,000	1,960,360
		2,964,950

Total Municipal Bonds in Puerto Rico		17,753,323

U.S. Virgin Islands — 0.8%

Corporate — 0.8%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,400	1,421,714
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 5.88%, 7/01/22	750	745,673

Total Municipal Bonds in the U.S. Virgin Islands		2,167,387

Total Municipal Bonds (Cost — $271,813,920) — 98.4%		270,241,920

Short-Term Securities	Shares

CMA New Jersey Municipal Money Fund, 0.04% (j)(k)	2,517,228	2,517,228

Total Short-Term Securities (Cost — $2,517,228) — 0.9%		2,517,228

Total Investments (Cost — $274,331,148*) — 99.3%		272,759,148
Other Assets Less Liabilities — 0.7%		1,971,516

Net Assets — 100.0%		$274,730,664

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	23

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$273,762,008

Gross unrealized appreciation	$10,589,427
Gross unrealized depreciation	(11,592,287)

Net unrealized depreciation	$(1,002,860)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security is collateralized by Municipal or US Treasury Obligations.

(g)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$2,501,850	$19,650

(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity and is subject to mandatory redemption.

(j)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New Jersey Municipal Money Fund	$700,658	$654

(k)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$2,517,228
Level 2 — Long-Term Investments[1]	270,241,920
Level 3	—

Total	$272,759,148

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments November 30, 2009 (Unaudited)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania — 72.7%

Corporate — 4.9%
Allegheny County IDA, Pennsylvania, Refunding RB, Environmental Improvement, USX Project, 6.10%, 7/15/20	$1,500	$1,500,360
Bradford County IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	1,000	969,530
Delaware County IDA, Pennsylvania, RB, Water Facilities, Aqua Pennsylvania Inc. Project, Series C, AMT (MBIA), 5.00%, 2/01/35	5,670	5,322,372
Northumberland County IDA, Refunding RB, Aqua Pennsylvania Inc. Project, AMT (MBIA), 5.05%, 10/01/39	2,500	2,236,200
Pennsylvania Economic Development Financing Authority, RB, Series A:
Aqua Pennsylvania Inc. Project, 5.00%, 10/01/39	3,000	2,973,600
Aqua Pennsylvania Inc. Project, AMT, 6.75%, 10/01/18	9,400	10,666,744
Waste Management Inc. Project, AMT, 5.10%, 10/01/27	300	271,566
Washington County IDA, Pennsylvania, Refunding RB, West Pennsylvania, Mitchell, Series G (AMBAC), 6.05%, 4/01/14	2,500	2,503,200

		26,443,572

County/City/Special District/School District — 15.8%
Coatesville School District, GO (FSA), 5.00%, 8/01/25	6,585	6,999,789
County of Allegheny, Pennsylvania, GO, Refunding, Series C-57 (MBIA), 5.00%, 11/01/21	5,775	6,011,833
Delaware Valley Regional Financial Authority, RB, Series A (AMBAC), 5.50%, 8/01/28	16,500	17,430,600
Delaware Valley Regional Financial Authority, Refunding RB, Series A, 5.50%, 6/01/37	7,500	8,057,175
Mifflin County School District, GO (Syncora), 7.50%, 9/01/22	2,300	2,822,744
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (MBIA), 5.00%, 4/15/27	415	396,865
Philadelphia School District, GO, Refunding, Series A (AMBAC), 5.00%, 8/01/15	9,105	10,260,971
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	8,600	9,253,342
Reading School District, GO (FSA), 5.00%, 1/15/36	5,290	5,362,103
Souderton Area School District, Pennsylvania, GO (MBIA), 5.00%, 11/15/22	4,290	4,511,750
West Chester Area School District, Pennsylvania, GO, Series A (FSA):
5.00%, 5/15/18	4,915	5,512,566
5.00%, 5/15/22	7,550	8,216,891

		84,836,629

Education — 7.8%
Cumberland County Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	942,330
Delaware County Authority, Pennsylvania, RB, Haverford College, 5.75%, 11/15/25	6,795	7,130,537
Lancaster Higher Education Authority, RB, Franklin & Marshall College Project, 5.00%, 4/15/37	2,930	2,899,645
Pennsylvania Higher Educational Facilities Authority, RB:
Lafayette College Project, 6.00%, 5/01/30	155	156,944
State System of Higher Education, Series A (MBIA), 5.00%, 6/15/26	3,300	3,458,202

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)

Education (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of the Sciences Philadelphia (AGC), 5.00%, 11/01/32	$5,000	$5,097,100
Pennsylvania State University, Refunding RB, Series A:
5.00%, 8/15/28	5,045	5,423,980
5.00%, 8/15/29	2,000	2,132,880
Philadelphia Authority for Industrial Development, RB, American College of Physicians:
5.50%, 6/15/20	6,370	6,413,252
5.50%, 6/15/25	8,315	8,358,820

		42,013,690

Health — 14.4%
Allegheny County Hospital Development Authority, RB, Health Center, UPMC Health, Series B (MBIA), 6.00%, 7/01/25	6,750	7,405,088
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Pennsylvania, Series A, 5.38%, 11/15/40	3,120	2,210,551
Allegheny County IDA, Pennsylvania, Refunding RB:
Commercial Development, MPB Associate Project (FSA), 7.70%, 12/01/13	2,515	2,785,689
Residential Resource Inc. Project, 5.13%, 9/01/31	905	786,653
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	10,323,600
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 5.90%, 1/01/27	770	648,448
Bucks County IDA, Refunding RB, Pennswood Village Project, Series A, 6.00%, 10/01/12 (a)	1,000	1,147,040
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39 (b)	3,000	2,939,550
Dauphin County General Authority, Refunding RB:
Hapsco Group-Western Pennsylvania Hospital Project, Series B (MBIA), 6.25%, 7/01/16 (c)	900	1,041,759
Pinnacle Health System Project, Series A, 6.00%, 6/01/29	2,500	2,600,925
Delaware County Authority, Pennsylvania, Refunding RB, Crozer Keystone Obligation Group, Series A, 5.00%, 12/15/31	5,900	4,589,551
Fulton County IDA, RB, Fulton County Medical Center Project, 5.90%, 7/01/40	500	419,525
Lancaster County Hospital Authority, RB:
Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,591,310
Health Center, Masonic Homes Project, 5.00%, 11/01/26	600	601,368
Health Center, Masonic Homes Project, 5.00%, 11/01/31	1,885	1,816,857
Lebanon County Good Samaritan Hospital Authority, Refunding RB, Pleasant View Retirement, Series A, 5.30%, 12/15/26	1,000	833,160
Lycoming County Authority, Refunding RB, Susquehanna Health System Project, Series A, 5.75%, 7/01/39	3,080	2,941,061
Mifflin County Hospital Authority, Refunding RB (Radian) (a):
6.20%, 1/01/11	1,000	1,072,060
6.40%, 1/01/11	2,550	2,739,286
Monroe County Hospital Authority, Pennsylvania, Refunding RB, Hospital, Pocono Medical Center, 5.13%, 1/01/37	4,140	3,786,692

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	25

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)

Health (concluded)
Montgomery County Higher Education & Health Authority, Refunding RB, Series A:
Abington Memorial Hospital, 5.13%, 6/01/33	$3,920	$3,797,696
Health Care, Holy Redeemer Health, (AMBAC), 5.25%, 10/01/27	8,900	7,837,073
Montgomery County IDA, Pennsylvania, RB, Acts Retirement Life Community, Series A-1, 6.25%, 11/15/29	480	506,933
Montgomery County IDA, Pennsylvania, Refunding RB, Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	960,220
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (c)	3,000	3,731,760
Sayre Health Care Facilities Authority, Refunding RB, Guthrie Health, Series A, 5.88%, 12/01/31	320	323,984
South Fork Municipal Authority, Refunding RB, Good Samaritan Medical Center Project, Series B (MBIA), 5.38%, 7/01/16	3,270	3,278,927
Southcentral General Authority, Pennsylvania, Refunding RB:
Wellspan Health, 5.63%, 5/15/26 (c)	315	339,961
Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	3,750	4,055,887

		77,112,614

Housing — 4.3%
Pennsylvania HFA, RB, Series 103-C, 5.40%, 10/01/33	4,250	4,392,205
Pennsylvania HFA, Refunding RB, AMT:
S/F Mortgage, Series 63-A, 5.65%, 4/01/30 (d)	12,965	4,057,397
S/F Mortgage, Series 66-A, 5.65%, 4/01/29	1,045	1,050,465
S/F, Series 73-A, 5.45%, 10/01/32	2,000	2,006,060
Series 96-A, 4.70%, 10/01/37	6,465	5,774,861
Series 99-A, 5.25%, 10/01/32	4,800	4,786,992
Philadelphia Authority for Industrial Development, RB:
Rieder House Project, Series A, 6.10%, 7/01/33	500	452,085
Saligman House Project, Series C (HUD), 6.10%, 7/01/33	500	452,085

		22,972,150

State — 9.4%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,505,808
Commonwealth of Pennsylvania, GO:
First Series, 5.00%, 10/01/26	2,800	3,016,188
First Series, 5.00%, 3/15/29	3,900	4,199,949
Second Series A, 5.00%, 8/01/24	6,000	6,570,060
Pennsylvania Convention Center Authority, RB, Series A (FGIC), 6.70%, 9/01/16 (c)	905	1,063,809
Pennsylvania IDA, Refunding RB, Economic Development (AMBAC), 5.50%, 7/01/16	7,695	8,502,206
Pennsylvania Turnpike Commission, RB, Series C (MBIA), 5.00%, 12/01/32	11,000	11,329,560
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	3,050	3,105,174
School District of Philadelphia Project, Series B (FSA), 5.00%, 6/01/24	9,000	9,213,480

		50,506,234

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)

Transportation — 14.1%
City of Philadelphia, Pennsylvania, RB, Series A, AMT (FSA):
5.00%, 6/15/32	$9,500	$9,139,475
5.00%, 6/15/37	14,000	13,106,520
Delaware River Port Authority Pennsylvania & New Jersey, RB (FSA), 5.75%, 1/01/22	29,000	29,106,720
Delaware River Port Authority, RB, Port District Project, Series B (FSA), 5.70%, 1/01/22	8,930	8,941,698
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series E, 6.48%, 12/01/38 (e)	4,615	2,889,359
Series A (AMBAC), 5.50%, 12/01/31	1,600	1,637,152
Sub-Series B, 5.25%, 6/01/39	6,000	5,955,480
Philadelphia Parking Authority, RB, Airport (FSA), 5.63%, 9/01/17	4,495	4,547,502

		75,323,906

Utilities — 2.0%
City of Philadelphia, Pennsylvania, RB:
Series A, 5.25%, 1/01/36	1,450	1,441,779
Twelfth Series B (MBIA), 7.00%, 5/15/20 (c)	1,650	2,045,703
Delaware County IDA, Pennsylvania, RB, Water Facilities, AMT (MBIA), 6.00%, 6/01/29	3,400	3,413,940
Montgomery County IDA, Pennsylvania, RB, Aqua Pennsylvania Inc. Project, Series A, AMT, 5.25%, 7/01/42	3,900	3,645,564

		10,546,986

Total Municipal Bonds in Pennsylvania		389,755,781

Guam — 0.6%

State — 0.1%
Commonwealth of the Northern Mariana Islands, GO, Series A, 6.75%, 10/01/13 (a)	500	591,800

Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement Asset Backed, 5.63%, 6/01/47	1,750	1,456,035

Utilities — 0.2%
Guam Government Waterworks Authority, Refunding RB, Water and Wastewater System, 6.00%, 7/01/25	1,000	1,000,410

Total Municipal Bonds in Guam		3,048,245

Multi-State — 3.9%

Housing — 3.9%
Charter Mac Equity Issuer Trust, 7.60%, 11/30/50 (a)(b)	10,000	10,369,100
MuniMae Tax Exempt Bond Subsidiary LLC (f)(g):
7.50%, 6/30/49	3,948	3,661,363
7.75%, 6/30/50	10,000	6,998,500

Total Municipal Bonds in Multi-State		21,028,963

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 8.9%

Corporate — 0.1%
Puerto Rico Ports Authority, RB, Special Facilities, American Airlines, Series A, AMT, 6.25%, 6/01/26	$750	$473,400

County/City/Special District/School District — 0.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (MBIA), 5.72%, 8/01/41 (d)	10,000	1,522,300

State — 6.5%
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A-4 (FSA), 5.25%, 7/01/30	1,425	1,464,758
Sub-Series C-7 (MBIA), 6.00%, 7/01/27	3,000	3,099,330
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Bonds, Series B, 5.00%, 7/01/41	7,700	6,873,097
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series D, 5.38%, 7/01/33	2,940	2,769,539
Series N, 5.25%, 7/01/17	2,375	2,472,043
Series N, 5.50%, 7/01/27	2,150	2,149,893
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	15,000	15,811,650

		34,640,310

Tobacco — 0.2%
Children’s Trust Fund, Refunding RB, Asset Backed, 5.38%, 5/15/33	1,090	1,032,317

Transportation — 0.1%
Puerto Rico Highway & Transportation Authority, RB, Series G, 5.00%, 7/01/33	685	612,589

Utilities — 1.7%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	3,600	3,616,524
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation, Series A, 5.38%, 10/01/10 (a)	1,000	1,052,750
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	4,450	4,361,801

		9,031,075

Total Municipal Bonds in Puerto Rico		47,311,991

U.S. Virgin Islands — 0.5%

Corporate — 0.3%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,000	1,015,510
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	500	503,280

		1,518,790

State — 0.0%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1, 5.00%, 10/01/39	300	268,449

Utilities — 0.2%
Virgin Islands Water & Power Authority, RB, Series A, 5.00%, 7/01/31	1,000	927,690

Total Municipal Bonds in the U.S. Virgin Islands		2,714,929

Total Municipal Bonds — 86.6%		463,859,909

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

Pennsylvania — 13.6%

County/City/Special District/School District — 6.6%
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 3/15/28	$10,797	$11,723,372
Delaware Valley Regional Financial Authority, RB, 5.75%, 7/01/32	21,000	23,513,700

		35,237,072

Education — 3.1%
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Trustees of the University of Pennsylvania, Series C, 4.75%, 7/15/35	11,630	11,663,494
University of Pittsburgh, Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	4,448	4,808,541

		16,472,035

Health — 2.5%
Geisinger Authority, RB, Series A:
5.13%, 6/01/34	7,460	7,501,776
5.25%, 6/01/39	6,000	6,067,080

		13,568,856

Housing — 1.4%
Pennsylvania HFA, Refunding RB, Series 105-C, 5.00%, 10/01/39	7,500	7,527,225

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.6%		72,805,188

Total Long-Term Investments (Cost — $533,440,106) — 100.2%		536,665,097

Short-Term Securities	Shares

CMA Pennsylvania Municipal Money Fund, 0.04% (i)(j)	32,125,457	32,125,457

Total Short-Term Securities (Cost — $32,125,457) — 6.0%		32,125,457

Total Investments (Cost — $565,565,563*) — 106.2%		568,790,554
Other Assets Less Liabilities — 0.7%		3,842,777
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (6.9)%		(36,971,977)

Net Assets — 100.0%		$535,661,354

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$530,426,771

Gross unrealized appreciation	$16,466,082
Gross unrealized depreciation	(15,057,232)

Net unrealized appreciation	$1,408,850

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

B.C. Ziegler	$2,939,550	$7,560

(c)	Security is collateralized by Municipal or US Treasury Obligations.

(d)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	27

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity and is subject to mandatory redemption.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Pennsylvania Municipal Money Fund	$14,603,095	$3,168

(j)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$32,125,457
Level 2 — Long-Term Investments[1]	536,665,097
Level 3	—

Total	$568,790,554

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments November 30, 2009 (Unaudited)	BlackRock Intermediate Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.6%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$750	$793,387
Tuscaloosa Special Care Facilities Financing Authority, RB, Capstone Village, Series A, 5.13%, 8/01/15 (a)(b)	500	199,600

		992,987

Arizona — 4.8%
Arizona Health Facilities Authority, RB, Banner Health, Series A, 5.00%, 1/01/20	2,000	2,082,180
Arizona State Transportation Board, RB, Series B, 5.00%, 7/01/17	2,500	2,832,050
City of Tucson, Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	1,500	1,513,050
Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/18	1,000	1,185,560
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	500	504,985
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/19	2,000	1,989,400

		10,107,225

California — 7.1%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (c)	715	685,142
Antelope Valley Healthcare District, California, RB, Series A, 5.25%, 9/01/17	2,000	1,930,220
California County Tobacco Securitization Agency, RB, Los Angeles County, 5.32%, 6/01/21 (d)	5,225	4,375,990
California HFA, RB, Home Mortgage, Series E, AMT, 4.70%, 8/01/24	1,200	1,081,248
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	1,500	1,376,655
Golden State Tobacco Securitization Corp., California, Refunding RB, Asset Backed, Senior Series A-1, 5.00%, 6/01/16	3,000	3,014,880
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,478,863

		14,942,998

Colorado — 1.7%
City & County of Denver, Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	3,170	3,512,075

Florida — 7.9%
Broward County School Board, Florida, COP, Series C (FSA), 5.25%, 7/01/17	3,410	3,664,591
County of Miami-Dade, Florida, Refunding RB, System, Series B (FSA), 5.25%, 10/01/22	2,000	2,202,860
Greater Orlando Aviation Authority, Florida, RB, Series A, AMT (MBIA), 5.25%, 10/01/18	5,440	5,481,997
Miami-Dade County IDA, RB, Waste Management Inc. Project, Series 1, AMT, 7.00%, 12/01/18	1,300	1,337,050
Panther Trace II Community Development District, Special Assessment Bonds, Special Assessment:
5.13%, 11/01/13	940	639,538
Series B, 5.00%, 11/01/10	370	358,874
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10	165	153,052
Tolomato Community Development District, Special Assessment Bonds, Special Assessment, 6.38%, 5/01/17	3,130	2,769,174

		16,607,136

Municipal Bonds	Par (000)	Value

Georgia — 2.3%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	$1,000	$1,064,190
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 5.00%, 2/15/14	1,050	1,050,147
State of Georgia, GO, Series G, 5.00%, 12/01/17	2,250	2,681,415

		4,795,752

Guam — 0.6%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	570	582,842
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	655	665,382

		1,248,224

Idaho — 2.7%
Ada & Canyon Counties Joint School District No. 2, Meridian, GO, 5.00%, 8/15/17	5,000	5,716,350

Illinois — 4.0%
City of Chicago, Illinois, Refunding RB, General, Third Lien, Series A-2, AMT (FSA), 5.25%, 1/01/14	5,000	5,427,450
City of Chicago, Illinois, Tax Allocation Bonds, Kingsbury Redevelopment Project, Series A, 6.57%, 2/15/13	850	848,750
City of Granite City, Illinois, RB, Waste Management Inc. Project, AMT, 4.88%, 5/01/27	1,500	1,507,170
Illinois Finance Authority, Refunding RB, Primary Health Care Centers Program, 5.90%, 7/01/14	595	594,113

		8,377,483

Indiana — 1.0%
Indiana Bond Bank, RB, Series A, 5.00%, 10/15/17	2,000	2,079,440

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	500	510,610
Adventist/Sunbelt, Series D, 5.00%, 11/15/24	1,000	1,013,740
Stormont Vail Healthcare, Series F, 5.00%, 11/15/21	1,000	1,013,740

		2,538,090

Kentucky — 2.0%
Kenton County Airport Board, Kentucky, Refunding RB, Cincinnati, Northern Kentucky, Series A, AMT (MBIA), 5.63%, 3/01/15	2,000	2,069,440
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	2,000	2,193,100

		4,262,540

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, LCTCS Facilities Corp. Project, Series B (AGC), 4.25%, 10/01/28	700	663,397
New Orleans Aviation Board, Louisiana, Refunding RB, Restructuring GARBs, Series A-2 (AGC), 6.00%, 1/01/23	250	282,480
Parish of Morehouse, Louisiana, Refunding RB, International Paper Co. Project, Series A, 5.25%, 11/15/13	1,000	1,014,080

		1,959,957

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	29

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Maryland — 1.8%
County of Anne Arundel, Maryland, GO, Refunding, Consolidated General Improvement, 5.00%, 3/01/15	$1,455	$1,703,092
State of Maryland, GO, State & Local Facilities Loan, First Series, 5.00%, 3/01/15	1,745	2,046,379

		3,749,471

Massachusetts — 4.3%
Massachusetts Industrial Finance Agency, Refunding RB, Ogden Haverhill Project, Series A, AMT, 5.30%, 12/01/09	3,300	3,300,264
Massachusetts Port Authority, RB, Delta Air Lines Inc.
Project, Series A, AMT (AMBAC):
5.50%, 1/01/14	2,500	2,227,025
5.50%, 1/01/15	4,000	3,525,320

		9,052,609

Michigan — 4.7%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC), 5.00%, 10/15/23	5,000	5,260,850
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Henry Ford Health, 5.00%, 11/15/20	1,000	978,530
Hospital, Henry Ford Health, 5.25%, 11/15/24	600	579,486
McLaren Health Care, 5.25%, 5/15/16	1,000	1,052,080
Royal Oak Hospital Finance Authority, Michigan, Refunding RB, William Beaumont, Series W, 6.25%, 8/01/23 (e)	2,000	2,057,540

		9,928,486

Mississippi — 1.2%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project, 5.90%, 5/01/22	1,000	989,030
Mississippi Hospital Equipment & Facilities Authority, Refunding RB, Baptist Memorial Healthcare, Series B-2, 4.50%, 9/01/23	1,620	1,547,797

		2,536,827

Nebraska — 1.2%
Omaha Convention Hotel Corp., Refunding RB, Convention Center Project, First Tier (AMBAC), 5.00%, 2/01/19	2,435	2,606,327

Nevada — 0.8%
County of Humboldt, Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	1,700	1,749,657

New Jersey — 4.9%
New Jersey EDA, Refunding RB, School Facilities Construction:
Series AA, 4.25%, 12/15/24	1,000	999,980
Series W, 5.00%, 9/01/15	2,500	2,816,150
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.50%, 12/01/20	2,000	2,182,040
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC) (f):
5.60%, 12/15/24	3,850	1,649,763
5.20%, 12/15/25	480	193,272
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.50%, 12/15/23	1,350	1,514,862
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC), 5.50%, 12/01/23	800	810,136

		10,166,203

Municipal Bonds	Par (000)	Value

New York — 14.7%
City of New York, New York, GO:
Series A-1, 4.75%, 8/15/25	$2,000	$2,079,420
Sub-Series I-1, 5.50%, 4/01/21	2,000	2,249,620
Sub-Series I-1, 5.13%, 4/01/25	845	907,505
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	375	408,979
Metropolitan Transportation Authority, RB, Series A:
(MBIA), 5.00%, 11/15/24	1,000	1,037,430
5.00%, 11/15/25	500	520,845
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/25	1,500	1,638,570
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	500	495,730
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	865	932,539
New York State Dormitory Authority, RB:
Mount Sinai School of Medicine, Series A (MBIA), 5.15%, 7/01/24	500	506,030
New York State Association for Retarded Children, Inc., Series A, 5.30%, 7/01/23	550	573,914
University of Rochester, Series E, 4.00%, 7/01/24	1,015	1,007,215
New York State Dormitory Authority, Refunding RB:
Consolidated Service Contract, Series A, 4.00%, 7/01/25	1,435	1,397,245
NYU Hospital Center, Series A, 5.00%, 7/01/16	1,140	1,172,137
NYU Hospital Center, Series A, 5.00%, 7/01/20	1,000	999,140
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	1,000	1,026,410
New York State Energy Research & Development Authority, RB, Lilco Project, Series A (MBIA), 5.15%, 3/01/16	1,000	1,003,500
New York State Thruway Authority, RB, Series G (FSA), 5.00%, 1/01/30	2,000	2,033,020
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	1,470	1,585,865
Port Authority of New York & New Jersey, RB, Consolidated, 155th Series, AMT (FSA), 5.50%, 7/15/18	3,000	3,243,960
Saint Lawrence County Industrial Development Agency, New York, RB, Saint Lawrence University, Series A, 5.00%, 10/01/16	3,500	3,886,190
United Nations Development Corp., New York, Refunding RB, Series A, 4.25%, 7/01/24	1,200	1,196,088
Westchester County Industrial Development Agency, New York, RB, Mortgage, Kendal on Hudson Project, Series A, 5.63%, 1/01/13	1,000	1,007,340

		30,908,692

North Carolina — 0.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	475	484,362

Ohio — 3.1%
City of Hamilton, Ohio, RB (AGC):
4.00%, 10/15/23	120	118,685
4.00%, 10/15/24	230	225,789
4.00%, 10/15/25	345	334,791
Ohio Air Quality Development Authority, RB, Ohio Valley Electric Corp., 5.63%, 10/01/19	1,000	999,990
State of Ohio, GO:
Highway Capital Improvements, Buckeye Savers Program, Series L, 5.00%, 5/01/16	2,340	2,727,785
Natural Resources, Series L, 5.00%, 10/01/14	1,835	2,105,754

		6,512,794

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Oregon — 2.8%
Oregon State Department of Transportation, RB, Series A, 5.00%, 11/15/16 (g)	$5,000	$5,886,300

Pennsylvania — 0.6%
Pennsylvania HFA, RB, Series 103-C, 4.38%, 4/01/18	1,160	1,196,842

Puerto Rico — 3.2%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (FSA), 5.25%, 7/01/30	725	745,227
Government Development Bank for Puerto Rico, RB, Senior, Series B, 5.00%, 12/01/17	1,500	1,543,800
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Bonds, Series B, 5.00%, 7/01/18	2,250	2,286,495
Puerto Rico Highway & Transportation Authority, RB, Series Y (FSA), 6.25%, 7/01/21	2,000	2,213,920

		6,789,442

Rhode Island — 0.9%
Rhode Island Health & Educational Building Corp., RB, University of Rhode Island, Series A (AGC), 4.75%, 9/15/24	500	517,390
Rhode Island Housing & Mortgage Finance Corp., RB, Homeownership Opportunity, Series 55-B, AMT, 4.55%, 10/01/22	1,500	1,463,715

		1,981,105

South Carolina — 1.4%
County of Richland, South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	3,000	2,991,570

Tennessee — 2.3%
Chattanooga-Hamilton County Hospital Authority, Tennessee, Refunding RB, Erlanger Health (FSA):
5.00%, 10/01/21	1,450	1,482,480
5.00%, 10/01/22	1,620	1,646,973
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/25	890	907,195
5.25%, 11/01/27	750	753,420

		4,790,068

Texas — 5.8%
City of Houston, Texas, RB, Subordinate Lien, Series A, AMT (FSA), 5.88%, 7/01/15	3,500	3,568,215
City of San Antonio, Texas, RB, AMT (FSA), 5.25%, 7/01/19	3,055	3,207,750
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Series A, AMT (MBIA), 5.75%, 11/01/14	5,000	5,289,450

		12,065,415

Vermont — 0.4%
Vermont Educational & Health Buildings Financing Agency, RB, Hospital, Fletcher Allen Health, Series A (AMBAC), 6.00%, 12/01/23	775	778,759

Virginia — 2.4%
Fredericksburg EDA, Refunding RB, MediCorp Health System Obligation, 5.00%, 6/15/17	1,550	1,631,468
Virginia Public School Authority, Refunding RB, School Financing, Series C, 3.50%, 8/01/25	500	477,375
White Oak Village Shops Community Development Authority, Special Assessment Bonds, Special Assessment, 5.30%, 3/01/17	3,000	2,906,760

		5,015,603

Municipal Bonds	Par (000)	Value

Washington — 2.5%
Kitsap County School District No. 400, North Kitsap, Washington, GO, Refunding (FSA), 5.13%, 12/01/16	$4,650	$5,287,050

West Virginia — 3.3%
West Virginia Higher Education Policy Commission, RB, Community & Technology Capital Improvement, Series A, 4.25%, 7/01/24 (e)	4,000	3,914,680
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A:
5.13%, 9/01/23	1,000	992,610
5.50%, 9/01/25	2,000	1,989,400

		6,896,690

Wisconsin — 0.5%
Wisconsin Housing & EDA, RB, Series C, AMT, 4.85%, 9/01/26	1,000	975,730

Total Municipal Bonds — 99.8%		209,490,259

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

New York — 0.5%
City of New York, New York, GO, Sub-Series B-1, 5.25%, 9/01/22	1,000	1,094,570

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.5%		1,094,570

Investment Companies	Shares

BlackRock Insured Municipal Term Trust, Inc. (i)	99,700	1,046,850

Total Investment Companies — 0.5%		1,046,850

Total Long-Term Investments (Cost — $208,611,455) — 100.8%		211,631,679

Short-Term Securities

FFI Institutional Tax-Exempt Fund, 0.23% (i)(j)	2,120,396	2,120,396

Total Short-Term Securities (Cost — $2,120,396) — 1.0%		2,120,396

Total Investments (Cost — $210,731,851*) — 101.8%		213,752,075
Liabilities in Excess of Other Assets — (1.6)%		(3,249,443)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (0.2)%		(500,107)

Net Assets — 100.0%		$210,002,525

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	31

Schedule of Investments (concluded)	BlackRock Intermediate Municipal Fund

*	The cost and unrealized appreciation (depreciation) of investments as of November 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$210,088,942

Gross unrealized appreciation	$6,466,754
Gross unrealized depreciation	(3,303,621)

Net unrealized appreciation	$3,163,133

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup	$3,914,680	$41,560
Morgan Stanley Capital Services, Inc.	$2,057,540	$7,400

(f)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(g)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Purchase Cost	Sale Cost	Realized Gain (Loss)	Income

BlackRock Insured Municipal 2008 Term Trust, Inc.	—	—	—	$1,292
BlackRock Insured Municipal Term Trust, Inc.	—	—	—	$18,354
FFI Institutional Tax-Exempt Fund	—	$5,800,8571	—	$7,108

[1]	Represents net sale cost.

(j)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of November 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments:
Investment Companies	$1,046,850
Short-Term Securities	2,120,396

Total Level 1	3,167,246

Level 2 — Long-Term Investments[1]	210,584,829
Level 3	—

Total	$213,752,075

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Statements of Assets and Liabilities

November 30, 2009 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Assets

Investments at value — unaffiliated[1]	$359,582,120	$270,241,920	$536,665,097	$210,584,829
Investments at value — affiliated[2]	3,030,627	2,517,228	32,125,457	3,167,246
Cash	18,369	54,109	75,442	72,722
Cash held as collateral for financial futures contracts	183,600	268,880	—	—
Interest receivable	5,205,304	4,810,505	8,513,664	2,721,724
Capital shares sold receivable	712,447	488,306	407,013	786,185
Investments sold receivable	—	70,000	525,000	489,350
Prepaid expenses	64,336	40,403	46,470	48,462
Income receivable — affiliated	—	—	—	3,033
Other assets	—	124	—	—

Total assets	368,796,803	278,491,475	578,358,143	217,873,551

Liabilities

Investments purchased payable	2,573,808	2,482,200	2,931,990	6,407,400
Income dividends payable	1,066,324	863,172	1,799,385	512,729
Capital shares redeemed payable	311,987	140,903	529,248	290,129
Investment advisory fees payable	156,265	105,959	193,576	83,969
Service and distribution fees payable	65,850	37,425	30,758	28,826
Interest expense and fees payable	13,551	—	17,044	107
Other affiliates payable	4,744	8,034	10,553	4,784
Officer’s and Trustees’ fees payable	389	621	514	2,938
Other liabilities	—	—	293	—
Other accrued expenses payable	83,436	122,497	228,495	40,144

Total accrued liabilities	4,276,354	3,760,811	5,741,856	7,371,026

Other Liabilities

Trust certificates[3]	16,333,879	—	36,954,933	500,000

Total liabilities	20,610,233	3,760,811	42,696,789	7,871,026

Net Assets	$348,186,570	$274,730,664	$535,661,354	$210,002,525

Net Assets Consist of

Paid-in capital	$343,674,303	$283,250,391	$573,838,629	$208,788,327
Undistributed net investment income	883,778	1,119,762	897,352	183,536
Accumulated net realized loss	(6,921,349)	(8,067,489)	(42,299,618)	(1,989,562)
Net unrealized appreciation/depreciation	10,549,838	(1,572,000)	3,224,991	3,020,224

Net Assets	$348,186,570	$274,730,664	$535,661,354	$210,002,525

[1] Investment at cost — unaffiliated	$349,032,282	$271,813,920	$533,440,106	$207,546,366

[2] Investment at cost — affiliated	$3,030,627	$2,517,228	$32,125,457	$3,185,485

[3]	Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	33

Statements of Assets and Liabilities (concluded)

November 30, 2009 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Net Asset Value

Institutional:
Net assets	$46,798,942	$160,088,933	$443,457,595	$104,852,225

Shares outstanding, unlimited number of shares authorized, $0.10 par value	4,164,648	15,697,069	41,551,326	10,166,377

Net asset value	$11.24	$10.20	$10.67	$10.31

Service:
Net assets	—	$10,517,062	$1,403,104	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	1,031,372	131,442	—

Net asset value	—	$10.20	$10.67	—

Investor A:
Net assets	$37,750,167	$26,071,958	$34,048,995	$30,031,746

Shares outstanding, unlimited number of shares authorized, $0.10 par value	3,362,168	2,554,141	3,187,029	2,913,610

Net asset value	$11.23	$10.21	$10.68	$10.31

Investor A1:
Net assets	$188,531,781	$35,881,077	$23,101,191	$48,837,864

Shares outstanding, unlimited number of shares authorized, $0.10 par value	16,777,546	3,514,202	2,162,050	4,737,229

Net asset value	$11.24	$10.21	$10.68	$10.31

Investor B:
Net assets	$21,986,441	$2,919,911	$921,261	$3,723,096

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,955,454	286,321	86,318	360,980

Net asset value	$11.24	$10.20	$10.67	$10.31

Investor B1:
Net assets	—	$6,634,965	$5,785,910	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	650,504	542,182	—

Net asset value	—	$10.20	$10.67	—

Investor C:
Net assets	$23,962,074	$17,683,565	$15,645,099	$22,557,594

Shares outstanding, unlimited number of shares authorized, $0.10 par value	2,132,272	1,734,544	1,464,723	2,187,764

Net asset value	$11.24	$10.19	$10.68	$10.31

Investor C1:
Net assets	$29,157,165	$14,933,193	$11,298,199	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	2,594,421	1,464,421	1,058,642	—

Net asset value	$11.24	$10.20	$10.67	—

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Statements of Operations

Six Months Ended November 30, 2009 (Unaudited)	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investment Income

Interest	$8,939,655	$7,212,883	$13,851,311	$4,290,000
Income — affiliated	1,969	654	3,168	26,754

Total income	8,941,624	7,213,537	13,854,479	4,316,754

Expenses

Investment advisory	923,373	743,715	1,430,151	515,381
Service — Service	—	13,045	1,818	—
Service — Investor A	40,903	28,944	41,067	25,543
Service — Investor A1	94,615	18,085	11,521	24,932
Service and distribution — Investor B	57,669	18,504	5,835	5,796
Service and distribution — Investor B1	—	17,616	15,074	—
Service and distribution — Investor C	94,504	81,110	71,339	90,975
Service and distribution — Investor C1	88,420	44,663	34,246	—
Transfer agent — Institutional	12,424	97,503	333,481	23,361
Transfer agent — Service	—	5,028	1,010	—
Transfer agent — Investor A	6,438	4,424	7,718	2,583
Transfer agent — Investor A1	34,512	9,370	6,944	11,067
Transfer agent — Investor B	7,458	1,644	915	1,453
Transfer agent — Investor B1	—	2,524	2,106	—
Transfer agent — Investor C	2,918	3,191	3,032	3,150
Transfer agent — Investor C1	5,517	2,733	2,625	—
Accounting services	77,044	72,417	105,610	55,184
Registration	37,019	12,523	11,342	34,602
Professional	32,488	40,918	43,886	32,457
Printing	25,494	20,775	33,632	17,561
Custodian	15,339	8,546	14,233	6,685
Officer and Trustees	11,769	10,896	13,778	9,518
Miscellaneous	25,091	24,355	28,825	19,871

Total expenses excluding interest expense and fees	1,592,995	1,282,529	2,220,188	880,119
Interest expense and fees[1]	41,545	2,695	52,995	311

Total expenses	1,634,540	1,285,224	2,273,183	880,430
Less fees waived by advisor	(9,908)	(104,651)	(243,858)	(51,683)

Total expenses after fees waived	1,624,632	1,180,573	2,029,325	828,747

Net investment income	7,316,992	6,032,964	11,825,154	3,488,007

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(2,204,714)	152,686	(899,777)	617,949
Financial futures contracts	87,954	(30,657)	267,152	—

	(2,116,760)	122,029	(632,625)	617,949

Net change in unrealized appreciation/depreciation on investments	8,209,849	9,141,173	17,082,011	5,816,091

Total realized and unrealized gain	6,093,089	9,263,202	16,449,386	6,434,040

Net Increase in Net Assets Resulting from Operations	$13,410,081	$15,296,166	$28,274,540	$9,922,047

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	35

Statements of Changes in Net Assets	BlackRock California Municipal Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$7,316,992	$14,073,005
Net realized loss	(2,116,760)	(3,675,903)
Net change in unrealized appreciation/depreciation	8,209,849	(4,288,799)

Net increase in net assets resulting from operations	13,410,081	6,108,303

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(955,937)	(1,763,152)
Investor A	(704,686)	(1,014,234)
Investor A1	(4,240,297)	(8,598,674)
Investor B	(466,473)	(1,174,253)
Investor C	(335,397)	(370,211)
Investor C1	(584,822)	(1,211,562)
Net realized gain:
Institutional	—	(1,362)
Investor A	—	(974)
Investor A1	—	(7,055)
Investor B	—	(1,053)
Investor C	—	(360)
Investor C1	—	(1,109)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,287,612)	(14,143,999)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	18,061,259	(36,765,122)

Net Assets

Total increase (decrease) in net assets	24,183,728	(44,800,818)
Beginning of period	324,002,842	368,803,660

End of period	$348,186,570	$324,002,842

Undistributed net investment income	$883,778	$854,398

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock New Jersey Municipal Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$6,032,964	$12,564,174
Net realized gain (loss)	122,029	(895,838)
Net change in unrealized appreciation/depreciation	9,141,173	(13,693,130)

Net increase (decrease) in net assets resulting from operations	15,296,166	(2,024,794)

Dividends to Shareholders From

Net investment income:
Institutional	(3,608,786)	(7,613,439)
Service	(231,703)	(464,736)
Investor A	(513,099)	(927,077)
Investor A1	(830,405)	(1,681,404)
Investor B	(68,435)	(200,904)
Investor B1	(147,644)	(414,898)
Investor C	(297,462)	(466,317)
Investor C1	(303,968)	(626,233)

Decrease in net assets resulting from dividends to shareholders	(6,001,502)	(12,395,008)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(186,397)	(16,699,522)

Net Assets

Total increase (decrease) in net assets	9,108,267	(31,119,324)
Beginning of period	265,622,397	296,741,721

End of period	$274,730,664	$265,622,397

Undistributed net investment income	$1,119,762	$1,088,300

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	37

Statements of Changes in Net Assets	BlackRock Pennsylvania Municipal Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$11,825,154	$24,351,120
Net realized loss	(632,625)	(9,616,399)
Net change in unrealized appreciation/depreciation	17,082,011	(18,624,974)

Net increase (decrease) in net assets resulting from operations	28,274,540	(3,890,253)

Dividends to Shareholders From

Net investment income:
Institutional	(9,918,604)	(20,633,828)
Service	(32,187)	(89,740)
Investor A	(725,544)	(1,279,371)
Investor A1	(527,630)	(1,091,566)
Investor B	(21,363)	(79,799)
Investor B1	(125,703)	(333,596)
Investor C	(258,874)	(318,336)
Investor C1	(231,456)	(482,134)

Decrease in net assets resulting from dividends to shareholders	(11,841,361)	(24,308,370)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	16,438,221	(44,027,142)

Net Assets

Total increase (decrease) in net assets	32,871,400	(72,225,765)
Beginning of period	502,789,954	575,015,719

End of period	$535,661,354	$502,789,954

Undistributed net investment income	$897,352	$913,559

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock Intermediate Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009

Operations

Net investment income	$3,488,007	$6,257,381
Net realized gain (loss)	617,949	(1,801,076)
Net change in unrealized appreciation/depreciation	5,816,091	(2,141,949)

Net increase in net assets resulting from operations	9,922,047	2,314,356

Dividends to Shareholders From

Net investment income:
Institutional	(1,786,205)	(3,645,259)
Investor A	(358,376)	(259,472)
Investor A1	(918,460)	(1,913,803)
Investor B	(66,484)	(180,671)
Investor C	(251,407)	(242,709)

Decrease in net assets resulting from dividends to shareholders	(3,380,932)	(6,241,914)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	33,570,989	(13,233,819)

Net Assets

Total increase (decrease) in net assets	40,112,104	(17,161,377)
Beginning of period	169,890,421	187,051,798

End of period	$210,002,525	$169,890,421

Undistributed net investment income	$183,536	$76,461

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	39

Financial Highlights	BlackRock California Municipal Bond Fund

	Institutional

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

				Year Ended August 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.26	0.47	0.36	0.48	0.51	0.54	0.56
Net realized and unrealized gain (loss)	0.21	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17

Net increase from investment operations	0.47	0.27	0.31	0.23	0.33	0.52	0.73

Dividends and distributions from:
Net investment income	(0.25)	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)
Net realized gain	—	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.25)	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)

Net asset value, end of period	$11.24	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	4.34%[4]	2.63%	2.84%[4]	1.99%	2.93%	4.50%	6.48%

Ratios to Average Net Assets

Total expenses	0.77%[5]	0.82%	0.87%[5]	0.93%	0.92%	0.79%	0.73%

Total expenses after fees waived	0.76%[5]	0.81%	0.87%[5]	0.93%	0.91%	0.78%	0.73%

Total expenses after fees waived and excluding interest expense and fees[6]	0.74%[5]	0.74%	0.74%[5]	0.71%	0.68%	0.68%	0.68%

Net investment income	4.56%[5]	4.36%	4.22%[5]	4.11%	4.45%	4.60%	4.76%

Supplemental Data

Net assets, end of period (000)	$46,799	$39,135	$44,782	$46,481	$42,053	$36,105	$36,132

Portfolio turnover	29%	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$11.01	$11.21	$11.25	$11.55

Net investment income[2]	0.24	0.45	0.33	0.37
Net realized and unrealized gain (loss)	0.22	(0.21)	(0.04)	(0.25)

Net increase from investment operations	0.46	0.24	0.29	0.12

Dividends and distributions from:
Net investment income	(0.24)	(0.44)	(0.33)	(0.42)
Net realized gain	—	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.24)	(0.44)	(0.33)	(0.42)

Net asset value, end of period	$11.23	$11.01	$11.21	$11.25

Total Investment Return[4]

Based on net asset value	4.22%[5]	2.40%	2.65%[5]	1.05%[5]

Ratios to Average Net Assets

Total expenses	1.00%[6]	1.05%	1.13%[6]	1.19%[6]

Total expenses after fees waived	0.99%[6]	1.04%	1.12%[6]	1.18%[6]

Total expenses after fees waived and excluding interest expense and fees[7]	0.97%[6]	0.97%	0.99%[6]	0.96%[6]

Net investment income	4.33%[6]	4.17%	3.95%[6]	3.89%[6]

Supplemental Data

Net assets, end of period (000)	$37,750	$25,874	$20,306	$12,452

Portfolio turnover	29%	54%	31%	43%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	41

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

				Year Ended August 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.25	0.46	0.35	0.47	0.50	0.53	0.55
Net realized and unrealized gain (loss)	0.22	(0.20)	(0.05)	(0.25)	(0.18)	(0.03)	0.17

Net increase from investment operations	0.47	0.26	0.30	0.22	0.32	0.50	0.72

Dividends and distributions:
Net investment income	(0.25)	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)
Net realized gain	—	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.25)	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)

Net asset value, end of period	$11.24	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	4.30%[4]	2.56%	2.78%[4]	1.90%	2.83%	4.40%	6.37%

Ratios to Average Net Assets

Total expenses	0.84%[5]	0.89%	0.95%[5]	1.02%	1.02%	0.89%	0.83%

Total expenses after fees waived	0.84%[5]	0.88%	0.94%[5]	1.02%	1.01%	0.88%	0.83%

Total expenses after fees waived and excluding interest expense and fees[6]	0.81%[5]	0.81%	0.82%[5]	0.80%	0.78%	0.78%	0.78%

Net investment income	4.49%[5]	4.30%	4.14%[5]	4.02%	4.35%	4.50%	4.66%

Supplemental Data

Net assets, end of period (000)	$188,532	$190,693	$220,470	$239,346	$258,492	$264,482	$258,411

Portfolio turnover	29%	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor B

	Six Months Ended November 30, 2009 (Unaudited)		Period September 1, 2007 to May 31, 2008
		Year Ended May 31, 2009
				Year Ended August 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.03	$11.23	$11.26	$11.53	$11.70	$11.72	$11.54

Net investment income[1]	0.23	0.42	0.31	0.42	0.46	0.48	0.50
Net realized and unrealized gain (loss)	0.21	(0.20)	(0.03)	(0.26)	(0.17)	(0.02)	0.18

Net increase from investment operations	0.44	0.22	0.28	0.16	0.29	0.46	0.68

Dividends and distributions from:
Net investment income	(0.23)	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)
Net realized gain	—	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.23)	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)

Net asset value, end of period	$11.24	$11.03	$11.23	$11.26	$11.53	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	3.98%[4]	2.13%	2.55%[4]	1.39%	2.50%	3.98%	5.94%

Ratios to Average Net Assets

Total expenses	1.27%[5]	1.31%	1.36%[5]	1.43%	1.42%	1.29%	1.24%

Total expenses after fees waived	1.27%[5]	1.30%	1.36%[5]	1.43%	1.42%	1.29%	1.24%

Total expenses after fees waived and excluding interest expense and fees[6]	1.24%[5]	1.23%	1.23%[5]	1.21%	1.18%	1.19%	1.18%

Net investment income	4.06%[5]	3.86%	3.73%[5]	3.61%	3.95%	4.10%	4.25%

Supplemental Data

Net assets, end of period (000)	$21,986	$24,705	$37,540	$47,753	$69,647	$96,650	$118,304

Portfolio turnover	29%	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	43

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor C

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$11.02	$11.22	$11.26	$11.55

Net investment income[2]	0.20	0.36	0.27	0.30
Net realized and unrealized gain (loss)	0.22	(0.20)	(0.04)	(0.25)

Net increase from investment operations	0.42	0.16	0.23	0.05

Dividends and distributions from:
Net investment income	(0.20)	(0.36)	(0.27)	(0.34)
Net realized gain	—	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.20)	(0.36)	(0.27)	(0.34)

Net asset value, end of period	$11.24	$11.02	$11.22	$11.26

Total Investment Return[4]

Based on net asset value	3.83%[5]	1.64%	2.08%[5]	0.44%[5]

Ratios to Average Net Assets

Total expenses	1.74%[6]	1.80%	1.86%[6]	1.95%[6]

Total expenses after fees waived	1.74%[6]	1.79%	1.85%[6]	1.94%[6]

Total expenses after fees waived and excluding interest expense and fees[7]	1.71%[6]	1.72%	1.72%[6]	1.72%[6]

Net investment income	3.58%[6]	3.41%	3.22%[6]	3.13%[6]

Supplemental Data

Net assets, end of period (000)	$23,962	$13,588	$9,425	$5,448

Portfolio turnover	29%	54%	31%	43%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (concluded)	BlackRock California Municipal Bond Fund

	Investor C1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

				Year Ended August 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.22	0.41	0.31	0.41	0.44	0.47	0.49
Net realized and unrealized gain (loss)	0.22	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17

Net increase from investment operations	0.44	0.21	0.26	0.16	0.26	0.45	0.66

Dividends and distributions from:
Net investment income	(0.22)	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)
Net realized gain	—	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.22)	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)

Net asset value, end of period	$11.24	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	4.04%[4]	2.04%	2.39%[4]	1.39%	2.31%	3.88%	5.84%

Ratios to Average Net Assets

Total expenses	1.35%[5]	1.40%	1.45%[5]	1.52%	1.52%	1.39%	1.34%

Total expenses after fees waived	1.34%[5]	1.38%	1.44%[5]	1.52%	1.52%	1.39%	1.34%

Total expenses after fees waived and excluding interest expense and fees[6]	1.32%[5]	1.32%	1.31%[5]	1.30%	1.28%	1.29%	1.28%

Net investment income	3.99%[5]	3.79%	3.64%[5]	3.52%	3.85%	4.00%	4.15%

Supplemental Data

Net assets, end of period (000)	$29,157	$30,007	$36,280	$39,223	$45,474	$45,700	$46,900

Portfolio turnover	29%	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	45

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21

Net investment income[1]	0.23	0.46	0.39	0.51	0.45	0.48	0.52
Net realized and unrealized gain (loss)	0.35	(0.45)	(0.28)	(0.11)	(0.09)	0.48	0.02

Net increase from investment operations	0.58	0.01	0.11	0.40	0.36	0.96	0.54

Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)
Net realized gain	—	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.23)	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)

Net asset value, end of period	$10.20	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	5.93%[4]	0.27%	1.08%[4]	3.80%	3.46%	9.60%	5.35%

Ratios to Average Net Assets

Total expenses	0.82%[5]	0.71%	0.86%[5]	1.04%	0.93%	1.04%	0.98%

Total expenses after fees waived and paid indirectly	0.77%[5]	0.70%	0.84%[5]	0.95%	0.93%	1.03%	0.97%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.77%[5]	0.69%	0.66%[5]	0.61%	0.81%	0.83%	0.81%

Net investment income	4.57%[5]	4.78%	4.50%[5]	4.60%	4.26%	4.54%	4.93%

Supplemental Data

Net assets, end of period (000)	$160,089	$156,814	$179,560	$173,234	$33,316	$25,325	$15,166

Portfolio turnover	8%	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Service				Investor A

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$10.30	$10.58	$10.84	$9.86	$10.31	$10.59	$10.85

Net investment income[2]	0.23	0.45	0.38	0.37	0.22	0.45	0.37	0.36
Net realized and unrealized gain (loss)	0.34	(0.46)	(0.28)	(0.26)	0.35	(0.46)	(0.27)	(0.25)

Net increase (decrease) from investment operations	0.57	(0.01)	0.10	0.11	0.57	(0.01)	0.10	0.11

Dividends from net investment income	(0.22)	(0.44)	(0.38)	(0.37)	(0.22)	(0.44)	(0.38)	(0.37)

Net asset value, end of period	$10.20	$9.85	$10.30	$10.58	$10.21	$9.86	$10.31	$10.59

Total Investment Return[3]

Based on net asset value	5.87%[4]	0.10%	0.92%[4]	0.96%[4]	5.87%[4]	0.11%	0.93%[4]	0.97%[4]

Ratios to Average Net Assets

Total expenses	1.04%[5]	1.03%	1.17%[5]	1.37%[5]	0.98%[5]	1.01%	1.13%[5]	1.32%[5]

Total expenses after fees waived and paid indirectly	0.87%[5]	0.87%	1.03%[5]	1.19%[5]	0.87%[5]	0.87%	1.02%[5]	1.19%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.87%[5]	0.85%	0.85%[5]	0.85%[5]	0.87%[5]	0.85%	0.84%[5]	0.85%[5]

Net investment income	4.47%[5]	4.62%	4.32%[5]	4.36%[5]	4.46%[5]	4.62%	4.32%[5]	4.37%[5]

Supplemental Data

Net assets, end of period (000)	$10,517	$10,178	$11,569	$12,849	$26,072	$21,227	$21,564	$15,693

Portfolio turnover	8%	17%	11%	15%	8%	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	47

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A1

	Six Months Ended November 30, 2009 (Unaudited)		Period August 1, 2007 to May 31, 2008
		Year Ended May 31, 2009
				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.86	$10.31	$10.59	$10.66	$10.73	$10.24	$10.22

Net investment income[1]	0.23	0.46	0.39	0.48	0.44	0.47	0.51
Net realized and unrealized gain (loss)	0.35	(0.45)	(0.28)	(0.10)	(0.07)	0.48	0.01

Net increase from investment operations	0.58	0.01	0.11	0.38	0.37	0.95	0.52

Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)
Net realized gain	—	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.23)	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)

Net asset value, end of period	$10.21	$9.86	$10.31	$10.59	$10.66	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	5.95%[4]	0.26%	1.05%[4]	3.60%	3.55%	9.49%	5.14%

Ratios to Average Net Assets

Total expenses	0.84%[5]	0.86%	1.01%[5]	1.19%	1.03%	1.14%	1.08%

Total expenses after fees waived and paid indirectly	0.72%[5]	0.72%	0.88%[5]	1.08%	1.03%	1.13%	1.08%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.72%[5]	0.70%	0.70%[5]	0.74%	0.91%	0.93%	0.91%

Net investment income	4.62%[5]	4.77%	4.47%[5]	4.46%	4.16%	4.45%	4.85%

Supplemental Data

Net assets, end of period (000)	$35,881	$36,008	$38,082	$39,546	$40,676	$34,618	$32,863

Portfolio turnover	8%	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor B

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$10.30	$10.58	$10.84

Net investment income[2]	0.19	0.37	0.31	0.31
Net realized and unrealized gain (loss)	0.35	(0.45)	(0.28)	(0.27)

Net increase (decrease) from investment operations	0.54	(0.08)	0.03	0.04

Dividends from net investment income	(0.19)	(0.37)	(0.31)	(0.30)

Net asset value, end of period	$10.20	$9.85	$10.30	$10.58

Total Investment Return[3]

Based on net asset value	5.47%[4]	(0.64)%	0.31%[4]	0.34%[4]

Ratios to Average Net Assets

Total expenses	1.78%[5]	1.77%	1.89%[5]	2.09%[5]

Total expenses after fees waived and paid indirectly	1.63%[5]	1.62%	1.75%[5]	1.94%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.63%[5]	1.60%	1.57%[5]	1.60%[5]

Net investment income	3.71%[5]	3.85%	3.59%[5]	3.61%[5]

Supplemental Data

Net assets, end of period (000)	$2,920	$4,159	$6,869	$8,622

Portfolio turnover	8%	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	49

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor B1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$10.30	$10.58	$10.65	$10.73	$10.24	$10.22

Net investment income[1]	0.21	0.42	0.36	0.44	0.40	0.43	0.46
Net realized and unrealized gain (loss)	0.35	(0.45)	(0.29)	(0.10)	(0.09)	0.48	0.02

Net increase (decrease) from investment operations	0.56	(0.03)	0.07	0.34	0.31	0.91	0.48

Dividends and distributions from:
Net investment income	(0.21)	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)
Net realized gain	—	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.21)	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)

Net asset value, end of period	$10.20	$9.85	$10.30	$10.58	$10.65	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	5.74%[4]	(0.14)%	0.71%[4]	3.19%	3.03%	9.04%	4.71%

Ratios to Average Net Assets

Total expenses	1.26%[5]	1.27%	1.41%[5]	1.60%	1.44%	1.55%	1.49%

Total expenses after fees waived and paid indirectly	1.13%[5]	1.12%	1.28%[5]	1.48%	1.44%	1.55%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.12%[5]	1.10%	1.10%[5]	1.14%	1.33%	1.34%	1.32%

Net investment income	4.21%[5]	4.36%	4.07%[5]	4.05%	3.75%	4.06%	4.44%

Supplemental Data

Net assets, end of period (000)	$6,635	$7,447	$12,386	$15,723	$20,920	$26,893	$31,781

Portfolio turnover	8%	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor C

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$9.84	$10.30	$10.57	$10.84

Net investment income[2]	0.19	0.37	0.31	0.30
Net realized and unrealized gain (loss)	0.35	(0.46)	(0.27)	(0.27)

Net increase (decrease) from investment operations	0.54	(0.09)	0.04	0.03

Dividends from net investment income	(0.19)	(0.37)	(0.31)	(0.30)

Net asset value, end of period	$10.19	$9.84	$10.30	$10.57

Total Investment Return[3]

Based on net asset value	5.47%[4]	(0.74)%	0.40%[4]	0.25%[4]

Ratios to Average Net Assets

Total expenses	1.73%[5]	1.75%	1.89%[5]	2.09%[5]

Total expenses after fees waived and paid indirectly	1.64%[5]	1.62%	1.76%[5]	1.94%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.63%[5]	1.60%	1.58%[5]	1.60%[5]

Net investment income	3.69%[5]	3.89%	3.57%[5]	3.63%[5]

Supplemental Data

Net assets, end of period (000)	$17,684	$14,969	$10,480	$7,253

Portfolio turnover	8%	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	51

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21

Net investment income[1]	0.21	0.41	0.35	0.43	0.39	0.41	0.45
Net realized and unrealized gain (loss)	0.35	(0.45)	(0.28)	(0.09)	(0.10)	0.49	0.02

Net increase (decrease) from investment operations	0.56	(0.04)	0.07	0.34	0.29	0.90	0.47

Dividends and distributions from:
Net investment income	(0.21)	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)
Net realized gain	—	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.21)	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)

Net asset value, end of period	$10.20	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	5.69%[4]	(0.24)%	0.63%[4]	3.18%	2.83%	8.94%	4.71%

Ratios to Average Net Assets

Total expenses	1.33%[5]	1.34%	1.49%[5]	1.68%	1.54%	1.65%	1.59%

Total expenses after fees waived and paid indirectly	1.23%[5]	1.22%	1.37%[5]	1.58%	1.53%	1.64%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.23%[5]	1.20%	1.20%[5]	1.24%	1.42%	1.44%	1.42%

Net investment income	4.11%[5]	4.27%	3.97%[5]	3.95%	3.65%	3.94%	4.34%

Supplemental Data

Net assets, end of period (000)	$14,933	$14,821	$16,232	$18,648	$19,634	$16,040	$14,903

Portfolio turnover	8%	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03

Net investment income[1]	0.24	0.48	0.44	0.52	0.50	0.51	0.52
Net realized and unrealized gain (loss)	0.33	(0.44)	(0.31)	(0.08)	(0.21)	0.27	0.08

Net increase from investment operations	0.57	0.04	0.13	0.44	0.29	0.78	0.60

Dividends and distributions from:
Net investment income	(0.24)	(0.49)	(0.44)	(0.49)	(0.50)	(0.51)	(0.51)
Net realized gain	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.24)	(0.49)	(0.47)	(0.49)	(0.50)	(0.51)	(0.51)

Net asset value, end of period	$10.67	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	5.59%[3]	0.52%	1.18%[3]	4.01%	2.59%	7.17%	5.57%

Ratios to Average Net Assets

Total expenses	0.82%[4]	0.68%	0.92%[4]	1.09%	1.23%	1.14%	0.98%

Total expenses after fees waived	0.72%[4]	0.66%	0.90%[4]	1.05%	1.22%	1.13%	0.96%

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[5]	0.70%[4]	0.63%	0.60%[4]	0.60%	0.88%	0.91%	0.88%

Net investment income	4.60%[4]	4.77%	4.84%[4]	4.51%	4.44%	4.55%	4.60%

Supplemental Data

Net assets, end of period (000)	$443,458	$416,433	$484,861	$486,395	$11,410	$9,939	$10,536

Portfolio turnover	14%	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	53

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Service				Investor A

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$10.80	$11.13	$11.35	$10.35	$10.81	$11.14	$11.36

Net investment income[2]	0.23	0.45	0.42	0.38	0.23	0.46	0.42	0.38
Net realized and unrealized gain (loss)	0.33	(0.45)	(0.30)	(0.21)	0.33	(0.46)	(0.30)	(0.21)

Net increase from investment operations	0.56	—	0.12	0.17	0.56	—	0.12	0.17

Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.42)	(0.39)	(0.23)	(0.46)	(0.42)	(0.39)
Net realized gain	—	—	(0.03)	—	—	—	(0.03)	—

Total dividends and distributions	(0.23)	(0.46)	(0.45)	(0.39)	(0.23)	(0.46)	(0.45)	(0.39)

Net asset value, end of period	$10.67	$10.34	$10.80	$11.13	$10.68	$10.35	$10.81	$11.14

Total Investment Return[3]

Based on net asset value	5.49%[4]	0.21%	1.09%[4]	1.48%[4]	5.49%[4]	0.21%	1.07%[4]	1.49%[4]

Ratios to Average Net Assets

Total expenses	1.05%[5]	0.95%	1.17%[5]	1.37%[5]	0.96%[5]	0.98%	1.21%[5]	1.39%[5]

Total expenses after fees waived and paid indirectly	0.90%[5]	0.88%	1.12%[5]	1.29%[5]	0.90%[5]	0.88%	1.14%[5]	1.28%[5]

Total expenses, after fees waived and paid indirectly and excluding interest expense and fees[6]	0.88%[5]	0.85%	0.82%[5]	0.84%[5]	0.88%[5]	0.85%	0.84%[5]	0.83%[5]

Net investment income	4.42%[5]	4.56%	4.57%[5]	4.27%[5]	4.41%[5]	4.56%	4.59%[5]	4.28%[5]

Supplemental Data

Net assets, end of period (000)	$1,403	$1,486	$2,435	$3,316	$34,049	$30,849	$28,827	$27,782

Portfolio turnover	14%	20%	44%	46%	14%	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.35	$10.81	$11.14	$11.20	$11.41	$11.13	$11.05

Net investment income[1]	0.24	0.48	0.44	0.50	0.49	0.50	0.51
Net realized and unrealized gain (loss)	0.33	(0.46)	(0.31)	(0.07)	(0.26)	0.28	0.08

Net increase from investment operations	0.57	0.02	0.13	0.43	0.23	0.78	0.59

Dividends and distributions from:
Net investment income	(0.24)	(0.48)	(0.43)	(0.49)	(0.44)	(0.50)	(0.51)
Net realized gain	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.24)	(0.48)	(0.46)	(0.49)	(0.44)	(0.50)	(0.51)

Net asset value, end of period	$10.68	$10.35	$10.81	$11.14	$11.20	$11.41	$11.13

Total Investment Return[2]

Based on net asset value	5.57%[3]	0.36%	1.19%[3]	3.81%	2.49%	7.16%	5.37%

Ratios to Average Net Assets

Total expenses	0.83%[4]	0.83%	1.08%[4]	1.28%	1.33%	1.24%	1.08%

Total expenses after fees waived and paid indirectly	0.75%[4]	0.73%	0.99%[4]	1.21%	1.32%	1.23%	1.06%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.73%[4]	0.70%	0.70%[4]	0.76%	0.98%	1.01%	0.98%

Net investment income	4.57%[4]	4.71%	4.74%[4]	4.40%	4.34%	4.45%	4.50%

Supplemental Data

Net assets, end of period (000)	$23,101	$22,855	$25,560	$27,931	$26,987	$26,024	$25,432

Portfolio turnover	14%	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	55

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor B

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$10.80	$11.13	$11.35

Net investment income[2]	0.19	0.39	0.37	0.33
Net realized and unrealized gain (loss)	0.33	(0.46)	(0.31)	(0.22)

Net increase (decrease) from investment operations	0.52	(0.07)	0.06	0.11

Dividends and distributions from:
Net investment income	(0.19)	(0.39)	(0.36)	(0.33)
Net realized gain	—	—	(0.03)	—

Total dividends and distributions	(0.19)	(0.39)	(0.39)	(0.33)

Net asset value, end of period	$10.67	$10.34	$10.80	$11.13

Total Investment Return[3]

Based on net asset value	5.08%[4]	(0.53)%	0.57%[4]	0.93%[4]

Ratios to Average Net Assets

Total expenses	1.82%[5]	1.74%	1.86%[5]	2.19%[5]

Total expenses after fees waived and paid indirectly	1.69%[5]	1.62%	1.74%[5]	1.96%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.66%[5]	1.59%	1.45%[5]	1.51%[5]

Net investment income	3.65%[5]	3.77%	3.99%[5]	3.60%[5]

Supplemental Data

Net assets, end of period (000)	$921	$1,382	$3,447	$5,206

Portfolio turnover	14%	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor B1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03

Net investment income[1]	0.22	0.44	0.40	0.45	0.44	0.46	0.46
Net realized and unrealized gain (loss)	0.33	(0.45)	(0.32)	(0.06)	(0.21)	0.27	0.09

Net increase (decrease) from investment operations	0.55	(0.01)	0.08	0.39	0.23	0.73	0.55

Dividends and distributions from:
Net investment income	(0.22)	(0.44)	(0.39)	(0.44)	(0.44)	(0.46)	(0.46)
Net realized gain	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.22)	(0.44)	(0.42)	(0.44)	(0.44)	(0.46)	(0.46)

Net asset value, end of period	$10.67	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	5.36%[3]	0.05%	0.76%[3]	3.49%	2.07%	6.63%	5.04%

Ratios to Average Net Assets

Total expenses	1.24%[4]	1.24%	1.47%[4]	1.70%	1.74%	1.65%	1.48%

Total expenses after fees waived and paid indirectly	1.16%[4]	1.13%	1.39%[4]	1.62%	1.73%	1.64%	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.14%[4]	1.10%	1.10%[4]	1.17%	1.39%	1.42%	1.38%

Net investment income	4.16%[4]	4.29%	4.34%[4]	4.00%	3.93%	4.05%	4.09%

Supplemental Data

Net assets, end of period (000)	$5,786	$6,184	$9,984	$12,856	$18,402	$23,965	$28,749

Portfolio turnover	14%	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	57

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.35	$10.80	$11.14	$11.35

Net investment income[2]	0.19	0.38	0.35	0.30
Net realized and unrealized gain (loss)	0.33	(0.44)	(0.31)	(0.19)

Net increase (decrease) from investment operations	0.52	(0.06)	0.04	0.11

Dividends and distributions from:
Net investment income	(0.19)	(0.39)	(0.35)	(0.32)
Net realized gain	—	—	(0.03)	—

Total dividends and distributions	(0.19)	(0.39)	(0.38)	(0.32)

Net asset value, end of period	$10.68	$10.35	$10.80	$11.14

Total Investment Return[3]

Based on net asset value	5.08%[4]	(0.44)%	0.34%[4]	0.95%[4]

Ratios to Average Net Assets

Total expenses	1.71%[5]	1.72%	1.96%[5]	2.15%[5]

Total expenses after fees waived and paid indirectly	1.69%[5]	1.63%	1.89%[5]	2.04%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.67%[5]	1.60%	1.59%[5]	1.60%[5]

Net investment income	3.63%[5]	3.83%	3.83%[5]	3.53%[5]

Supplemental Data

Net assets, end of period (000)	$15,645	$12,278	$7,166	$4,160

Portfolio turnover	14%	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.34	$10.79	$11.13	$11.19	$11.39	$11.12	$11.03

Net investment income[1]	0.21	0.43	0.39	0.44	0.43	0.45	0.45
Net realized and unrealized gain (loss)	0.33	(0.45)	(0.32)	(0.07)	(0.20)	0.26	0.09

Net increase (decrease) from investment operations	0.54	(0.02)	0.07	0.37	0.23	0.71	0.54

Dividends and distributions from:
Net investment income	(0.21)	(0.43)	(0.38)	(0.43)	(0.43)	(0.44)	(0.45)
Net realized gain	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.21)	(0.43)	(0.41)	(0.43)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$10.67	$10.34	$10.79	$11.13	$11.19	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	5.30%[3]	(0.05)%	0.68%[3]	3.29%	2.06%	6.53%	4.93%

Ratios to Average Net Assets

Total expenses	1.31%[4]	1.32%	1.56%[4]	1.77%	1.84%	1.75%	1.59%

Total expenses after fees waived and paid indirectly	1.27%[4]	1.23%	1.49%[4]	1.71%	1.82%	1.74%	1.57%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.25%[4]	1.20%	1.20%[4]	1.26%	1.48%	1.52%	1.49%

Net investment income	4.05%[4]	4.21%	4.24%[4]	3.90%	3.83%	3.94%	3.99%

Supplemental Data

Net assets, end of period (000)	$11,298	$11,324	$12,736	$15,327	$15,642	$13,626	$13,260

Portfolio turnover	14%	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	59

Financial Highlights	BlackRock Intermediate Municipal Fund

	Institutional

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008

				Year Ended October 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76	$10.71

Net investment income[1]	0.20	0.37	0.23	0.39	0.37	0.38	0.40
Net realized and unrealized gain (loss)	0.34	(0.17)	(0.04)	(0.12)	0.13	(0.34)	0.08

Net increase from investment operations	0.54	0.20	0.19	0.27	0.50	0.04	0.48

Dividends and distributions from:
Net investment income	(0.19)	(0.37)	(0.23)	(0.38)	(0.37)	(0.38)	(0.40)
Net realized gain	—	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.19)	(0.37)	(0.23)	(0.38)	(0.58)	(0.44)	(0.43)

Net asset value, end of period	$10.31	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76

Total Investment Return[2]

Based on net asset value	5.47%[3]	2.13%	1.85%[3]	2.69%	4.96%	0.40%	4.57%

Ratios to Average Net Assets

Total expenses	0.79%[4]	0.85%	0.89%[4]	1.03%	1.16%	1.05%	0.94%

Total expenses after fees waived and paid indirectly	0.73%[4]	0.80%	0.84%[4]	0.98%	1.11%	1.00%	0.91%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.73%[4]	0.76%	0.75%[4]	0.75%	0.73%	0.74%	0.79%

Net investment income	3.88%[4]	3.80%	3.82%[4]	3.81%	3.61%	3.63%	3.76%

Supplemental Data

Net assets, end of period (000)	$104,852	$88,941	$114,012	$120,499	$99,678	$100,831	$78,777

Portfolio turnover	14%	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor A

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008	Year Ended October 31, 2007	Period October 2, 2006[1] to October 31, 2006

Per Share Operating Performance

Net asset value, beginning of period	$9.95	$10.13	$10.16	$10.27	$10.26

Net investment income[2]	0.18	0.34	0.22	0.36	0.02
Net realized and unrealized gain (loss)	0.36	(0.17)	(0.04)	(0.11)	0.02

Net increase from investment operations	0.54	0.17	0.18	0.25	0.04

Dividends from net investment income	(0.18)	(0.35)	(0.21)	(0.36)	(0.03)

Net asset value, end of period	$10.31	$9.95	$10.13	$10.16	$10.27

Total Investment Return[3]

Based on net asset value	5.46%[4]	1.79%	1.82%[4]	2.43%	0.36%[4]

Ratios to Average Net Assets

Total expenses	1.01%[5]	1.11%	1.11%[5]	1.28%	1.39%[5]

Total expenses after fees waived and paid indirectly	0.96%[5]	1.05%	1.06%[5]	1.23%	1.34%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.96%[5]	1.01%	0.97%[5]	1.01%	0.97%[5]

Net investment income	3.64%[5]	3.56%	3.60%[5]	3.54%	3.08%[5]

Supplemental Data

Net assets, end of period (000)	$30,032	$11,563	$5,585	$2,786	$160

Portfolio turnover	14%	25%	32%	54%	102%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	61

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor A1

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008
				Year Ended October 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.96	$10.13	$10.16	$10.28	$10.35	$10.76	$10.71

Net investment income[1]	0.19	0.36	0.22	0.38	0.35	0.38	0.39
Net realized and unrealized gain (loss)	0.35	(0.17)	(0.03)	(0.13)	0.15	(0.36)	0.08

Net increase from investment operations	0.54	0.19	0.19	0.25	0.50	0.02	0.47

Dividends and distributions from:
Net investment income	(0.19)	(0.36)	(0.22)	(0.37)	(0.36)	(0.37)	(0.39)
Net realized gain	—	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.19)	(0.36)	(0.22)	(0.37)	(0.57)	(0.43)	(0.42)

Net asset value, end of period	$10.31	$9.96	$10.13	$10.16	$10.28	$10.35	$10.76

Total Investment Return[2]

Based on net asset value	5.42%[3]	2.04%	1.89%[3]	2.49%	4.96%	0.20%	4.47%

Ratios to Average Net Assets

Total expenses	0.88%[4]	0.95%	0.99%[4]	1.12%	1.25%	1.16%	1.04%

Total expenses after fees waived and paid indirectly	0.83%[4]	0.89%	0.94%[4]	1.07%	1.20%	1.11%	1.01%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.83%[4]	0.85%	0.85%[4]	0.84%	0.83%	0.84%	0.89%

Net investment income	3.78%[4]	3.71%	3.71%[4]	3.71%	3.50%	3.54%	3.66%

Supplemental Data

Net assets, end of period (000)	$48,838	$50,184	$56,928	$60,208	$71,327	$48,524	$55,128

Portfolio turnover	14%	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor B

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008
				Year Ended October 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76	$10.71

Net investment income[1]	0.18	0.34	0.21	0.36	0.34	0.35	0.37
Net realized and unrealized gain (loss)	0.34	(0.17)	(0.04)	(0.12)	0.15	(0.34)	0.08

Net increase from investment operations	0.52	0.17	0.17	0.24	0.49	0.01	0.45

Dividends and distributions from:
Net investment income	(0.17)	(0.34)	(0.21)	(0.35)	(0.36)	(0.35)	(0.37)
Net realized gain	—	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.17)	(0.34)	(0.21)	(0.35)	(0.57)	(0.41)	(0.40)

Net asset value, end of period	$10.31	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76

Total Investment Return[2]

Based on net asset value	5.30%[3]	1.81%	1.66%[3]	2.36%	4.64%	0.08%	4.24%

Ratios to Average Net Assets

Total expenses	1.11%[4]	1.16%	1.20%[4]	1.34%	1.47%	1.37%	1.25%

Total expenses after fees waived and paid indirectly	1.06%[4]	1.11%	1.15%[4]	1.29%	1.42%	1.32%	1.22%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.06%[4]	1.07%	1.06%[4]	1.06%	1.05%	1.05%	1.10%

Net investment income	3.55%[4]	3.50%	3.50%[4]	3.50%	3.30%	3.34%	3.45%

Supplemental Data

Net assets, end of period (000)	$3,723	$3,970	$6,186	$6,920	$9,760	$14,982	$21,623

Portfolio turnover	14%	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	63

Financial Highlights (concluded)	BlackRock Intermediate Municipal Fund

	Investor C

	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008	Year Ended October 31, 2007	Period October 2, 2006[1] to October 31, 2006

Per Share Operating Performance

Net asset value, beginning of period	$9.96	$10.13	$10.17	$10.28	$10.26

Net investment income[2]	0.14	0.27	0.17	0.28	0.01
Net realized and unrealized gain (loss)	0.35	(0.17)	(0.04)	(0.11)	0.03

Net increase from investment operations	0.49	0.10	0.13	0.17	0.04

Dividends from net investment income	(0.14)	(0.27)	(0.17)	(0.28)	(0.02)

Net asset value, end of period	$10.31	$9.96	$10.13	$10.17	$10.28

Total Investment Return[3]

Based on net asset value	4.96%[4]	1.13%	1.27%[4]	1.67%	0.40%[4]

Ratios to Average Net Assets

Total expenses	1.77%[5]	1.87%	1.88%[5]	2.03%	2.14%[5]

Total expenses after fees waived and paid indirectly	1.72%[5]	1.82%	1.83%[5]	1.98%	2.09%[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.72%[5]	1.77%	1.75%[5]	1.75%	1.73%[5]

Net investment income	2.89%[5]	2.82%	2.82%[5]	2.79%	2.36%[5]

Supplemental Data

Net assets, end of period (000)	$22,558	$15,233	$4,341	$2,074	$207

Portfolio turnover	14%	25%	32%	54%	102%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, each a series of BlackRock Multi-State Municipal Series Trust, and BlackRock Intermediate Municipal Fund, which is presently the only series of BlackRock Municipal Series Trust (collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund are registered as diversified, open-end management investment companies. BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund are registered as non-diversified, open-end management investment companies. BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor A1, Investor B, Investor B1 and Investor C1 Shares are not generally available except for dividend and capital gains reinvestment. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A1 Shares after approximately ten years for BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund. Investor B Shares automatically convert to Investor A Shares after approximately seven years for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. Investor B1 Shares automatically convert to Investor A1 Shares after approximately ten years for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. Investor A1, Investor B, Investor B1 and Investor C1 Shares are only available for purchase through exchanges, dividend reinvestments or the purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution plans).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Funds. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	65

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At November 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

BlackRock California Municipal Bond Fund	$29,686,601	$16,333,879	0.25% - 0.42%

BlackRock Pennsylvania Municipal Bond Fund	$72,805,188	$36,954,933	0.22% - 0.32%

BlackRock Intermediate Municipal Fund	$1,094,570	$500,000	0.24%

For the six months ended November 30, 2009, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BlackRock California Municipal Bond Fund	$13,743,456	0.60%

BlackRock New Jersey Municipal Bond Fund	$918,033	0.59%

BlackRock Pennsylvania Municipal Bond Fund	$18,756,482	0.56%

BlackRock Intermediate Municipal Fund	$98,361	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ investment income and distributions to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts or swaps) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remains open for each of the periods ended August 31, 2006, August 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock California Municipal Bond Fund, the periods ended July 31, 2006, July 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund and the periods ended October 31, 2006, October 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock Intermediate Municipal Fund. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

66	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on their relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying security, or if the counterparty does not perform under the contract. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended November 30, 2009*

Net Realized Gain (Loss) From

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund

Interest rate contracts: Financial futures contracts	$87,954	$(30,657)	$267,152

*	As of November 30, 2009, there were no financial futures contracts outstanding. During the six months ended November 30, 2009, the Funds had limited activity in these transactions.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund pay the Manager a monthly fee based upon the average daily value of each Fund’s net assets at the following annual rates: 0.55% of each Fund’s average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. BlackRock Intermediate Municipal Fund pays the Manager a monthly fee at an annual rate of 0.55% of the average daily value of its net assets.

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Notes to Financial Statements (continued)

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Manager.

The Manager, with respect to BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense and acquired fund fees and expenses) in order to limit expenses as follows:

	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund

Institutional	0.78%	0.71%
Service	0.87%	0.89%
Investor A	0.87%	0.89%
Investor A1	0.72%	0.73%
Investor B	1.64%	1.68%
Investor B1	1.13%	1.15%
Investor C	1.64%	1.68%
Investor C1	1.23%	1.26%

The Manager, with respect to BlackRock Intermediate Municipal Fund, has contractually agreed to waive 0.05% of the Fund’s investment advisory fee. For the six months ended November 30, 2009, the waivers, which are included in fees waived by advisor in the Statements of Operations, were as follows:

Fees Waived by Manager

BlackRock New Jersey Municipal Bond Fund	$98,607
BlackRock Pennsylvania Municipal Bond Fund	$218,428
BlackRock Intermediate Municipal Fund	$46,853

For BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, the Manager may reduce or discontinue these arrangements at any time without notice.

The Manager has also agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended November 30, 2009, the amounts were as follows:

Fees Waived by Manager

BlackRock California Municipal Bond Fund	$9,908
BlackRock New Jersey Municipal Bond Fund	$6,044
BlackRock Pennsylvania Municipal Bond Fund	$25,430
BlackRock Intermediate Municipal Fund	$4,830

For the six months ended November 30, 2009, the Funds reimbursed the Manager the following amounts for certain accounting services, which are included in accounting services in the Statements of Operations:

Reimbursement

BlackRock California Municipal Bond Fund	$ 3,477
BlackRock New Jersey Municipal Bond Fund	$ 2,596
BlackRock Pennsylvania Municipal Bond Fund	$ 5,194
BlackRock Intermediate Municipal Fund	$ 1,706

Each Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fees

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	0.25%	0.25%	0.20%
Investor B1	—	0.25%	0.25%	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor B	0.25%	0.75%	0.75%	0.10%
Investor B1	—	0.25%	0.25%	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with BRIL and broker-dealers, BRIL provides shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the six months ended November 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor A	$5,023	$6,824	$20,344	$13,905

68	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

For the six months ended November 30, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B, Investor B1, Investor C and Investor C1 Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor B	$3,416	$2,117	$413	$220
Investor B1	—	$111	$3,599	—
Investor C	$1,415	$1,336	$2,980	$2,018
Investor C1	—	—	$141	—

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor A Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor A	$4,919	$1,782	—	—

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Funds’ transfer agent and dividend disbursing agent. Each class of the Funds bear the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account, which will vary depending on share class. For the six months ended November 30, 2009, each Fund paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

BlackRock California Municipal Bond Fund	$8,166
BlackRock New Jersey Municipal Bond Fund	$8,035
BlackRock Pennsylvania Municipal Bond Fund	$9,323
BlackRock Intermediate Municipal Fund	$4,121

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2009, the Funds reimbursed the Manager the following amounts for costs incurred running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Institutional	$209	$539	$1,202	$401
Service	—	$342	$19	—
Investor A	$336	$264	$368	$217
Investor A1	$1,629	$391	$265	$459
Investor B	$190	$86	$27	$43
Investor B1	—	$76	$54	—
Investor C	$165	$143	$131	$172
Investor C1	$204	$133	$78	—

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2009 were as follows:

	Purchases	Sales

BlackRock California Municipal Bond Fund	$139,028,660	$99,114,488
BlackRock New Jersey Municipal Bond Fund	$20,426,521	$22,650,085
BlackRock Pennsylvania Municipal Bond Fund	$107,181,334	$73,542,791
BlackRock Intermediate Municipal Fund	$63,400,736	$26,229,333

5. Short-Term Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, was a party to a $500 million credit agreement with a group of lenders, which expired in November 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Funds paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Funds pay a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). Effective November 2009, the credit agreement was renewed until November 2010 with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated on net assets as of October 31, 2009, a commitment fee of 0.10% per annum on the Funds’ pro rata share of the unused portion of the credit agreement and the higher of the one month LIBOR plus 1.25% per annum or the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended November 30, 2009.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	69

Notes to Financial Statements (continued)

6. Capital Loss Carryforwards:

As of May 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expirations dates:

Expires May 31,	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

2010	$2,530,579	$15,329,699	—
2011	2,693,662	—	—
2012	724,595	10,121,753	—
2014	127,616	—	$985,935
2017	1,037,279	9,367,197	287,416

Total	$7,113,731	$34,818,649	$1,273,351

7. Concentration, Market and Credit Risk:

Each Fund, except BlackRock Intermediate Municipal Fund, invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
BlackRock California Municipal Bond Fund
	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,027,022	$11,639,231	834,004	$8,982,741
Shares issued to shareholders in reinvestment of dividends and distributions	47,772	535,471	84,660	909,422

Total issued	1,074,794	12,174,702	918,664	9,892,163
Shares redeemed	(460,235)	(5,152,308)	(1,359,282)	(14,549,271)

Net increase (decrease)	614,559	$7,022,394	(440,618)	$(4,657,108)

Investor A

Shares sold	1,382,815	$15,508,295	1,987,583	$21,321,055
Shares issued to shareholders in reinvestment of dividends and distributions	31,576	354,044	56,208	580,953

Total issued	1,414,391	15,862,339	2,043,791	21,902,008
Shares redeemed	(401,282)	(4,521,136)	(1,505,549)	(16,162,717)

Net increase	1,013,109	$11,341,203	538,242	$5,739,291

Investor A1

Shares sold and automatic conversion of shares	132,950	$1,475,630	422,907	$4,578,883
Shares issued to shareholders in reinvestment of dividends and distributions	187,600	2,099,515	379,998	4,080,304

Total issued	320,550	3,575,145	802,905	8,659,187
Shares redeemed	(842,107)	(9,341,759)	(3,151,506)	(33,614,450)

Net decrease	(521,557)	$(5,766,614)	(2,348,601)	$(24,955,263)

70	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
BlackRock California Municipal Bond Fund (concluded)
	Shares	Amount	Shares	Amount

Investor B

Shares sold	12,129	$136,391	40,472	$430,124
Shares issued to shareholders in reinvestment of dividends and distributions	16,544	185,062	44,030	472,794

Total issued	28,673	321,453	84,502	902,918
Shares redeemed and automatic conversion of shares	(313,112)	(3,466,982)	(1,188,140)	(12,746,188)

Net decrease	(284,439)	$(3,145,529)	(1,103,638)	$(11,843,270)

Investor C

Shares sold	1,017,391	$11,310,066	661,276	$7,149,451
Shares issued to shareholders in reinvestment of dividends and distributions	19,873	223,283	20,616	221,439

Total issued	1,037,264	11,533,349	681,892	7,370,890
Shares redeemed	(137,590)	(1,525,223)	(289,225)	(3,007,213)

Net increase	899,674	$10,008,126	392,667	$4,363,677

Investor C1

Shares sold	70	$791	2,029	$22,205
Shares issued to shareholders in reinvestment of dividends and distributions	25,641	286,942	55,033	590,805

Total issued	25,711	287,733	57,062	613,010
Shares redeemed	(153,171)	(1,686,054)	(568,000)	(6,025,459)

Net decrease	(127,460)	$(1,398,321)	(510,938)	$(5,412,449)

BlackRock New Jersey Municipal Bond Fund

Institutional

Shares sold	960,936	$9,702,973	2,610,202	$25,310,602
Shares issued to shareholders in reinvestment of dividends	38,587	389,243	87,055	839,591

Total issued	999,523	10,092,216	2,697,257	26,150,193
Shares redeemed	(1,225,543)	(12,320,828)	(4,205,012)	(39,946,411)

Net decrease	(226,020)	$(2,228,612)	(1,507,755)	$(13,796,218)

Service

Shares sold	10,491	$103,717	6,612	$64,491
Shares issued to shareholders in reinvestment of dividends	14,672	147,997	30,932	298,270

Total issued	25,163	251,714	37,544	362,761
Shares redeemed	(27,425)	(276,843)	(127,186)	(1,250,625)

Net decrease	(2,262)	$(25,129)	(89,642)	$(887,864)

Investor A

Shares sold	522,969	$5,341,492	588,419	$5,707,575
Shares issued to shareholders in reinvestment of dividends	27,152	274,483	54,999	531,044

Total issued	550,121	5,615,975	643,418	6,238,619
Shares redeemed	(149,424)	(1,513,731)	(581,333)	(5,499,699)

Net increase	400,697	$4,102,244	62,085	$738,920

Investor A1

Shares sold and automatic conversion of shares	33,873	$336,419	252,673	$2,463,122
Shares issued to shareholders in reinvestment of dividends	43,941	443,789	91,481	882,900

Total issued	77,814	780,208	344,154	3,346,022
Shares redeemed	(215,684)	(2,156,787)	(384,706)	(3,681,907)

Net decrease	(137,870)	$(1,376,579)	(40,552)	$(335,885)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	71

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
BlackRock New Jersey Municipal Bond Fund (concluded)
	Shares	Amount	Shares	Amount

Investor B

Shares sold	3,201	$31,637	45,825	$438,078
Shares issued to shareholders in reinvestment of dividends	5,668	57,036	16,821	162,564

Total issued	8,869	88,673	62,646	600,642
Shares redeemed	(144,833)	(1,463,603)	(307,160)	(2,975,811)

Net decrease	(135,964)	$(1,374,930)	(244,514)	$(2,375,169)

Investor B1

Shares sold	6	$61	102	$967
Shares issued to shareholders in reinvestment of dividends	6,333	63,826	19,422	187,439

Total issued	6,339	63,887	19,524	188,406
Shares redeemed and automatic conversion of shares	(111,948)	(1,117,169)	(465,626)	(4,484,943)

Net decrease	(105,609)	$(1,053,282)	(446,102)	$(4,296,537)

Investor C

Shares sold	323,968	$3,256,818	703,473	$6,847,209
Shares issued to shareholders in reinvestment of dividends	20,178	203,874	33,967	326,447

Total issued	344,146	3,460,692	737,440	7,173,656
Shares redeemed	(130,073)	(1,289,931)	(234,653)	(2,236,131)

Net increase	214,073	$2,170,761	502,787	$4,937,525

Investor C1

Shares sold	28	$282	4,971	$50,422
Shares issued to shareholders in reinvestment of dividends	19,755	199,263	42,094	405,785

Total issued	19,783	199,545	47,065	456,207
Shares redeemed	(60,527)	(600,415)	(117,797)	(1,140,501)

Net decrease	(40,744)	$(400,870)	(70,732)	$(684,294)

BlackRock Pennsylvania Municipal Bond Fund

Institutional

Shares sold	3,636,274	$38,229,854	5,866,420	$60,040,690
Shares issued to shareholders in reinvestment of dividends	39,339	416,039	79,531	807,188

Total issued	3,675,613	38,645,893	5,945,951	60,847,878
Shares redeemed	(2,398,126)	(25,211,711)	(10,590,006)	(104,950,378)

Net increase (decrease)	1,277,487	$13,434,182	(4,644,055)	$(44,102,500)

Service

Shares sold	2,907	$31,379	81,312	$792,215
Shares issued to shareholders in reinvestment of dividends	1,469	15,506	4,454	45,313

Total issued	4,376	46,885	85,766	837,528
Shares redeemed	(16,601)	(178,024)	(167,618)	(1,672,568)

Net decrease	(12,225)	$(131,139)	(81,852)	$(835,040)

72	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
BlackRock Pennsylvania Municipal Bond Fund (concluded)
	Shares	Amount	Shares	Amount

Investor A

Shares sold	437,454	$4,606,099	677,666	$6,825,747
Shares issued to shareholders in reinvestment of dividends	54,777	579,546	107,083	1,087,360

Total issued	492,231	5,185,645	784,749	7,913,107
Shares redeemed	(285,564)	(3,022,616)	(472,197)	(4,747,953)

Net increase	206,667	$2,163,029	312,552	$3,165,154

Investor A1

Shares sold and automatic conversion of shares	30,812	$322,881	175,112	$1,770,256
Shares issued to shareholders in reinvestment of dividends	24,489	259,080	52,254	530,814

Total issued	55,301	581,961	227,366	2,301,070
Shares redeemed	(101,046)	(1,059,793)	(384,774)	(3,859,135)

Net decrease	(45,745)	$(477,832)	(157,408)	$(1,558,065)

Investor B

Shares sold	416	$4,416	8,726	$87,603
Shares issued to shareholders in reinvestment of dividends	1,548	16,319	6,752	68,857

Total issued	1,964	20,735	15,478	156,460
Shares redeemed and automatic conversion of shares	(49,262)	(521,839)	(201,179)	(2,010,631)

Net decrease	(47,298)	$(501,104)	(185,701)	$(1,854,171)

Investor B1

Shares sold	18	$183	20	$43
Shares issued to shareholders in reinvestment of dividends	6,102	64,451	15,167	153,936

Total issued	6,120	64,634	15,187	153,979
Shares redeemed and automatic conversion of shares	(62,026)	(655,206)	(342,067)	(3,449,770)

Net decrease	(55,906)	$(590,572)	(326,880)	$(3,295,791)

Investor C

Shares sold	369,274	$3,891,188	671,459	$6,789,832
Shares issued to shareholders in reinvestment of dividends	18,674	197,701	23,981	243,396

Total issued	387,948	4,088,889	695,440	7,033,228
Shares redeemed	(109,552)	(1,165,465)	(172,371)	(1,740,134)

Net increase	278,396	$2,923,424	523,069	$5,293,094

Investor C1

Shares sold	16	$166	10,279	$105,877
Shares issued to shareholders in reinvestment of dividends	14,333	151,454	29,835	302,719

Total issued	14,349	151,620	40,114	408,596
Shares redeemed	(50,878)	(533,387)	(124,902)	(1,248,419)

Net decrease	(36,529)	$(381,767)	(84,788)	$(839,823)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	73

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
BlackRock Intermediate Municipal Fund
	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,472,995	$25,068,449	4,281,921	$41,707,743
Shares issued to shareholders in reinvestment of dividends	30,813	313,374	55,464	541,053

Total issued	2,503,808	25,381,823	4,337,385	42,248,796
Shares redeemed	(1,266,819)	(12,837,977)	(6,658,492)	(64,380,950)

Net increase (decrease)	1,236,989	$12,543,846	(2,321,107)	$(22,132,154)

Investor A

Shares sold	1,889,464	$19,185,503	830,171	$8,023,106
Shares issued to shareholders in reinvestment of dividends	27,663	282,700	16,671	162,680

Total issued	1,917,127	19,468,203	846,842	8,185,786
Shares redeemed	(165,096)	(1,686,742)	(236,757)	(2,288,017)

Net increase	1,752,031	$17,781,461	610,085	$5,897,769

Investor A1

Shares sold and automatic conversion of shares	14,451	$146,885	92,238	$900,467
Shares issued to shareholders in reinvestment of dividends	55,804	566,893	118,760	1,157,454

Total issued	70,255	713,778	210,998	2,057,921
Shares redeemed	(373,387)	(3,800,522)	(790,851)	(7,631,890)

Net decrease	(303,132)	$(3,086,744)	(579,853)	$(5,573,969)

Investor B

Shares sold	6,293	$62,054	46,778	$442,997
Shares issued to shareholders in reinvestment of dividends	3,572	36,271	10,545	102,768

Total issued	9,865	98,325	57,323	545,765
Shares redeemed and automatic conversion of shares	(47,441)	(479,509)	(269,270)	(2,614,646)

Net decrease	(37,576)	$(381,184)	(211,947)	$(2,068,881)

Investor C

Shares sold	864,895	$8,800,046	1,305,356	$12,641,129
Shares issued to shareholders in reinvestment of dividends	18,886	192,213	20,359	198,127

Total issued	883,781	8,992,259	1,325,715	12,839,256
Shares redeemed	(225,833)	(2,278,649)	(224,447)	(2,195,840)

Net increase	657,948	$6,713,610	1,101,268	$10,643,416

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds’ financial statements through January 27, 2010, the date the financial statements were issued, and had determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

74	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock California Municipal Bond Fund (the “California Municipal Bond Fund”), a series of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”); the Board of Trustees of BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), each a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”); and the Board of Trustees of BlackRock Intermediate Municipal Fund (the “Intermediate Municipal Fund,” along with the California Municipal Bond Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, each, a “Fund”), a series of BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of investment advisory agreements (collectively, the “Advisory Agreements”) for each of the California Municipal Series Trust, on behalf of the California Municipal Bond Fund, the Multi-State Municipal Series Trust, on behalf of the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, and the Municipal Series Trust, on behalf of the Intermediate Municipal Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Trust consisted of fifteen individuals, twelve of whom were not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board had established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Fund’s fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, for the California Municipal Bond Fund and the Intermediate Municipal Fund, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	75

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on June 4 – 5, 2009, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Trust and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to each Trust and each Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of each Fund’s shares, services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of a Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of a Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and, for the California Municipal Bond Fund and the Intermediate Municipal Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the California Municipal Bond Fund ranked in the fourth, second and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the New Jersey Municipal Bond Fund ranked in the fourth, second and second quartiles against its Lipper Performance Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the Pennsylvania Municipal Bond Fund ranked in the second, first and first quartiles against its Lipper Performance Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the Intermediate Municipal Fund ranked in the fourth quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Intermediate Municipal Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance was due to the Intermediate Municipal Fund’s high concentration of lower quality, higher yielding securities which underperformed higher quality securities in 2008. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Intermediate Municipal Fund’s performance.

76	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the California Municipal Bond Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were above the median contractual advisory fees paid by the California Municipal Bond Fund’s Peers, such fees were within 5% of the median amount. The Board also noted that the California Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Bond Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

The Board noted that, although the New Jersey Municipal Bond Fund’s contractual advisory fees were above the median contractual advisory fees paid by the New Jersey Municipal Bond Fund’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the New Jersey Municipal Bond Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that, although the Pennsylvania Municipal Bond Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were above the median contractual advisory fees paid by the Pennsylvania Municipal Bond Fund’s Peers, such fees were within 5% of the median amount. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the Pennsylvania Municipal Bond Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Intermediate Municipal Fund’s contractual advisory fees were above the median contractual advisory fees paid by the Intermediate Municipal Fund’s Peers. The Board also noted that the Manager has contractually agreed to waive or reimburse management fees for the Intermediate Municipal Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints or revised breakpoints, as applicable, in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	77

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each of the California Municipal Series Trust, on behalf of the California Municipal Bond Fund, the Multi-State Municipal Series Trust, on behalf of the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, and the Municipal Series Trust, on behalf of the Intermediate Municipal Fund, for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

78	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Trustee and
Member of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Trustee
James H. Bodurtha, Trustee
Bruce R. Bond, Trustee
Donald W. Burton, Trustee
Richard S. Davis, Fund President and Trustee
Stuart E. Eizenstat, Trustee
Laurence D. Fink, Trustee
Kenneth A. Froot, Trustee
Henry Gabbay, Trustee
John F. O’Brien, Trustee
Roberta Cooper Ramo, Trustee
David H. Walsh, Trustee
Richard R. West, Trustee and Member of the Audit Committee
Anne F. Ackerley, Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
State Street Bank and Trust Company[1]
Boston, MA 02111

The Bank of New York Mellon[2]
New York, NY 10286

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Funds except BlackRock California Municipal Bond Fund.

[2]	For BlackRock California Municipal Bond Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Funds. The Board wishes Ms. Reid well in her future endeavors.

Effective August 1, 2009, Jeffrey Holland and Brian Schmidt became Vice Presidents of the Funds.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Funds.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	79

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

80	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2009	81

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

82	SEMI-ANNUAL REPORT	NOVEMBER 30, 2009

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#MUNI4-11/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: January 22, 2010

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: January 22, 2010